    Exhibit 10.19

GE Energy Supplementary Pension Plan
Amended as of January 1, 2025
Introduction
The GE Energy Supplementary Pension Plan consists of two parts as set forth herein. Part I describes Supplementary Pension Annuity Benefits, and Part II describes Executive Retirement Installment Benefits.
Effective January 1, 2023 in anticipation of General Electric Company’s split into three separate companies comprising General Electric Company’s aviation, healthcare, and energy businesses, respectively, the benefits and liabilities under the GE Supplementary Pension Plan (renamed the GE Aerospace Supplementary Pension Plan) attributable to certain individuals were transferred to this Plan, as described in Appendix A. After December 31, 2022, no individual whose benefit was transferred to this Plan from the GE Supplementary Pension Plan (nor any of their beneficiaries) shall accrue additional benefits or service, or have any rights, under, or with respect to, the GE Supplementary Pension Plan (even if such individual is subsequently employed by, or has service with, the General Electric Company or the GE Affiliates), unless the individual’s benefit is transferred back to the GE Supplementary Pension Plan in accordance with Appendix A. Because this Plan is a continuation of the GE Supplementary Pension Plan, this document includes the provisions of the GE Supplementary Pension Plan that applied before January 1, 2023. Effective January 1, 2025, the Plan is amended and restated as set forth herein.
Notwithstanding any other provision to the contrary, effective January 1, 2011, Part I of the Plan is closed. Accordingly, an Employee shall be eligible for a Supplementary Pension Annuity Benefit only if he participated in this Plan on or before December 31, 2010 (and shall actually receive such benefit only if he meets all the other applicable requirements therefor). For purposes of determining whether an Employee participated in the Plan on or before December 31, 2010: (a) any period of service described in Section XV(b) shall be disregarded and (b) an Employee shall be deemed to have met such requirement if he waived participation in the GE Energy Pension Plan, but was otherwise eligible to participate in this Plan and is not an Excluded Employee or Ineligible Employee under the GE Energy Pension Plan.
Notwithstanding any other provision to the contrary, effective December 31, 2020, benefits under Part I of the Plan are frozen, and no Employee shall accrue benefits under Part I of the Plan after such date. Prior to January 1, 2021, Part I and Part II of the Plan provided mutually exclusive benefits, and eligible Employees earned their entire benefits under the Plan either under Part I or Part II, but not both. However, Employees who are eligible for and participating under Part I of the Plan on December 31, 2020, shall commence participation under Part II of the Plan on January 1, 2021. An Employee will be considered to be eligible for and participating under Part I of the Plan and will be eligible to participate under Part II of the Plan only if, on December 31, 2020, the Employee: (A) was assigned to the GE executive or higher career band; (B) was employed by the Company; and (C) was enrolled in the GE

Energy Pension Plan (i.e., had not waived or suspended participation in the GE Energy Pension Plan).
Further notwithstanding any other provision to the contrary, Part II of the Plan is closed effective January 1, 2021. Accordingly, an Employee shall be eligible for an Executive Retirement Installment Benefit only if he was eligible for and participating under Part I or Part II of the Plan on December 31, 2020 (and shall actually receive such benefit only if he meets all the other applicable requirements therefor). For the avoidance of doubt, an Employee who was previously eligible for Part II of the Plan will not be eligible to accrue future Benefit Service under Part II of the Plan if, on December 31, 2020, the Employee: (A) was not assigned to the GE executive or higher career band or (B) was not employed by the Company.
The Benefits Administrative Committee may adopt such rules as it deems necessary to determine which Part of the Plan applies to which Employees.
As described in Section XXIII, certain provisions of Part I apply to Part II, but no provisions of Part II apply to Part I (except that the service disregard rule in Section XV(b) shall apply in determining which Part of the Plan applies to which Employees).

Part I: Supplementary Pension Annuity Benefits
(closed to new participants and frozen)
As more fully described in the Introduction (and subject to the rules thereof), this Part I of the Plan is closed effective January 1, 2011, and an Employee shall be eligible to participate under this Part I (and not Part II) only if he participated in the Plan on or before December 31, 2010 (and shall actually receive a benefit under this Part only if he meets all the other applicable requirements therefor). In addition, effective December 31, 2020, benefits under Part I of the Plan are frozen, and no Employee shall accrue benefits under Part I of the Plan on and after such date. Employees who were eligible for and participating under this Part I of the Plan on December 31, 2020, shall commence participation under Part II of the Plan on January 1, 2021.
Section I.Eligible Employees
Each Employee who (i) participated in the Plan on or before December 31, 2010, (ii) is assigned to the Sponsor’s executive or higher career band (or a position of equivalent responsibility as determined by the Benefits Administrative Committee), (iii) has five or more years of Pension Qualification Service and (iv) is a participant in the GE Energy Pension Plan shall be eligible to participate, and shall participate, in this Supplementary Pension Plan to the extent of the benefits provided herein, provided that:
(a)the foregoing shall not apply to an Employee of a Company other than the Sponsor which has not agreed to bear the cost of this Plan with respect to its Employees;

(b)except as provided in Section V, an Employee who retires under the optional retirement provisions of the GE Energy Pension Plan before the first day of the month following attainment of age 60, or an Employee who leaves the Service of the Company before attainment of age 60, shall not be eligible for a Supplementary Pension under this Plan; and

(c)no individual shall accrue a benefit under this Part I in respect of any period after December 31, 2020.

An employee of any other company who participates in the GE Energy Pension Plan, though the employing company does not participate in the GE Energy Pension Plan, shall be eligible for benefits under this Plan, provided that such employee meets the job position requirement specified above, and the employee’s participation in the Supplementary Pension Plan is accepted by the Benefits Administrative Committee.
An Employee who was eligible to participate in this Plan by virtue of his assigned position level or position of equivalent responsibility throughout any consecutive three years of the fifteen year period ending on either the last day of the month preceding his termination of Service date for retirement or December 31, 2020, and who meets the other requirements specified in this Section shall be eligible for the benefits provided herein even though he does not meet the eligibility requirements on the date his Service terminates.
The Benefits Administrative Committee, or its delegate, may approve the continued participation in the Plan of an individual who is localized outside the United States as an employee of the Company or an Affiliate and who otherwise meets all of the eligibility conditions set forth herein during such localization. The designated individual’s service and pay while localized, with appropriate offsets for local country benefits, shall be counted in calculating his Supplementary Pension. Such calculation and the individual’s entitlement to any benefits herein shall be determined consistent with the principles of the Plan as they apply to participants who are not localized, provided that the Benefits Administrative Committee, or its delegate, may direct such other treatment, if any, as it deems appropriate.
An Employee who was eligible to participate under this Part I of the Plan and who, before becoming entitled to a Supplementary Pension under this Part I of the Plan, left the Service of the Company and all Affiliates shall not again become eligible for a Supplementary Pension under this Part I of the Plan during any period of reemployment with the Company that commences on or after January 1, 2021.
Section II.Definitions
(a)Annual Estimated Social Security Benefit - The Annual Estimated Social Security Benefit shall mean the annual equivalent of the maximum possible Primary Insurance Amount payable, after reduction for early retirement, as an old-age benefit to an employee who retired at age 62 on January 1st of the calendar year in which occurred the earliest of the following three dates: (1) the Employee’s actual date of retirement, (2) the Employee’s date of death, or (3) December 31, 2020; provided, however, that in the case of an Employee who is a New Plan Participant on the date of his termination of Service, age 65 shall be substituted for age 62 above. Such Annual Estimated Social Security Benefit shall be determined by the Company in accordance with the Federal Social Security Act in effect at the end of the calendar year immediately preceding such January 1st.
For determinations which become effective on or after January 1, 1978, if an Employee has less than 35 years of Pension Benefit Service, the Annual Estimated Social Security Benefit shall be the amount determined under the first paragraph of this definition hereof multiplied by a factor, the numerator of which shall be the number of years of the Employee’s Pension Benefit Service to the earliest of the following three dates: (1) his date of retirement, (2) his date of death, or (3) December 31, 2020, and the denominator of which shall be 35.
The Annual Estimated Social Security Benefit as so determined shall be adjusted to include any social security, severance or similar benefit provided under foreign law or regulation as the Benefits Administrative Committee may prescribe.
(b)Annual Pension Payable under the GE Energy Pension Plan - The Annual Pension Payable under the GE Energy Pension Plan shall mean the sum of (1) the total annual past service annuity, future service annuity and Personal Pension Account Annuity deemed to be credited to the Employee as of the earliest of the following three dates: (i) his date of retirement, (ii) his date of death, or (iii) December 31, 2020, plus any interest that is credited to the Personal Pension Account following December 31, 2020, and any additional annual amount required to provide the minimum pension under the GE Energy Pension Plan and (2) with respect to pension amounts accrued through December 31, 2020, any annual pension (or the annual pension equivalent of other forms of payment) payable under any other pension plan, policy, contract, or government program attributable to periods for which Pension Benefit Service is granted by the Benefits Administrative Committee or is credited by the GE Energy Pension Plan provided the Benefits Administrative Committee determines such annual pension shall be deductible from the benefit payable under this Plan. All such amounts shall be determined before application of any reduction factors for optional or disability retirement, for election of any optional form of Pension at retirement, a qualified domestic relations order(s), if any, or in connection with any other adjustment made pursuant to the GE Energy Pension Plan or any other pension plan.
For the purposes of this paragraph, the Employee’s Annual Pension Payable under the GE Energy Pension Plan shall include (1) the Personal Pension Account Annuity deemed payable to the Employee or the Employee’s spouse on the earliest of the following three dates: (i) the date of the Employee’s retirement, (ii) the date of the Employee’s death, or (iii) December 31, 2020, as the case may be, regardless of whether such annuity commenced on such date and (2) any interest that is credited to the Personal Pension Account following December 31, 2020.
(c)Annual Retirement Income - For Employees who retire on or after July 1, 1988 or who die in active Service on or after such date, an Employee’s Annual Retirement Income shall mean the amount determined by multiplying 1.75% of the Employee’s Average Annual Compensation by the number of years of Pension Benefit Service completed by the Employee at the earliest of the following three dates: (1) the date of his retirement, (2) the date of his death, or (3) December 31, 2020.

(d)Average Annual Compensation - For purposes of Part I of the Plan, Average Annual Compensation means one-third of the Employee’s Compensation for the highest 36 consecutive months during the last 120 completed months before the earliest of the following dates: (1) his date of retirement, (2) his date of death, or (3) December 31, 2020. For purposes of Part II of the Plan, Average Annual Compensation means one-third of the Employee’s Compensation for the highest 36 consecutive months during the last 120 completed months before the earliest of the following dates: (1) if the Employee is demoted, the later of (A) the date he ceases to be eligible to continue accruing Benefit Service solely because he is no longer assigned to the Sponsor’s executive or higher career band or (B) December 31, 2020; (2) his date of retirement; or (3) the date of his death. In computing an Employee’s Average Annual Compensation, his normal straight-time earnings shall be substituted for his actual Compensation for any month in which such normal straight-time earnings are greater. The Benefits Administrative Committee shall specify the basis for determining any Employee’s Compensation for any portion of the 120 completed months used to compute the Employee’s Average Annual Compensation during which the Employee was not employed by an employer participating in this Plan.

(e)Benefits Administrative Committee – For purposes of the Plan, “Benefits Administrative Committee” means the GE Vernova Benefits Administrative Committee.

(f)Cause - For purposes of Part I of the Plan, “Cause” means, as determined in the sole discretion of the Benefits Administrative Committee, an Employee’s:

(1)breach of the Employee Innovation and Proprietary Information Agreement or any other confidentiality, non-solicitation, or non-competition agreement with the Company or an Affiliate or breach of a material term of any other agreement between the Employee and the Company or an Affiliate;
(2)engagement in conduct that results in, or has the potential to cause, material harm financially, reputationally, or otherwise to the Company or an Affiliate;
(3)commission of an act of dishonesty, fraud, embezzlement or theft;
(4)conviction of, or plea of guilty or no contest to, a felony or crime involving moral turpitude; or
(5)failure to comply with the Company’s and all Affiliate’s’ policies and procedures, including but not limited to The Spirit and Letter.
(g)Compensation - For periods after December 31, 1969, “Compensation” for the purposes of this Plan shall mean with respect to the period in question salary (including any deferred salary approved by the Benefits Administrative Committee as compensation for purposes of this Plan) plus:

(1)for persons then eligible for Incentive Compensation, the total amount of any Incentive Compensation earned except to the extent such Incentive Compensation is excluded by the Benefits Administrative Committee;
(2)for persons who would then have been eligible for Incentive Compensation if they had not been participants in a Sales Commission Plan or other variable compensation plan, the total amount of sales commissions (or other variable compensation earned);
(3)for all other persons, the sales commissions and other variable compensation earned by them but only to the extent such earnings were then included under the GE Energy Pension Plan;
plus any amounts (other than salary and those mentioned in clauses (1) through (3) above) which were then included as Compensation under the GE Energy Pension Plan except any amounts which the Benefits Administrative Committee may exclude from the computation of “Compensation” and subject to the powers of the Committee under Section IX hereof.
For periods before January 1, 1970, “Compensation” for the purposes of this Plan has the same meaning as under the GE Energy Pension Plan applying the rules in effect during such periods.
The definition set forth in this paragraph (e) shall apply to the calculation of any and all Supplementary Pension benefits payable on and after January 1, 1976. All such payments made prior to January 1, 1976 shall be determined in accordance with the terms of the Plan in effect prior to such date.
Notwithstanding any provision of the Plan to the contrary, in no event will Incentive Compensation, commissions and similar variable compensation paid after the end of the calendar year in which the Employee’s Service terminates be disregarded as Compensation hereunder as a result of the exclusion of such remuneration from Compensation under the GE Energy Pension Plan pursuant to the last sentence of the first paragraph of the definition of “Compensation” set forth in Section XXVI therein.
Notwithstanding the foregoing, “Compensation” for purposes of Part I of the Plan shall not include amounts of any type earned by an Employee after December 31, 2020.
(h)GE Energy Excess Benefits Plan – means the GE Energy Excess Benefits Plan. Prior to January 1, 2023, the GE Energy Excess Benefits Plan was named the GE Excess Benefits Plan.

(i)GE Energy Pension Plan – means, on and after January 1, 2023, the GE Energy Pension Plan, as amended from time to time. For periods before January 1, 2023, it means the GE Pension Plan, as then in effect.

(j)Grandfathered Employee - Grandfathered Employee means an Employee who did not accrue or acquire a non-forfeitable interest in any benefits hereunder on or after January 1, 2005.

(k)Grandfathered Plan Benefit - Grandfathered Plan Benefit means:

(1)in the case of Grandfathered Employees, their entire Supplementary Pension hereunder.
(2)in the case of Grandfathered Specified Employees, the accrued, non-forfeitable annuity to which the Grandfathered Specified Employee would have been entitled under this Plan if the Grandfathered Specified Employee voluntarily terminated employment on December 31, 2004, and received a payment of the benefits available from this Plan (A) on the earliest possible date allowed under this Plan to receive a payment of benefits following Separation from Service, and (B) in any payment form permitted under the GE Energy Pension Plan on December 31, 2004. If a Grandfathered Specified Employee elects to receive benefits in the form of a 75% Alternative Survivor Benefit under the principles of Section IX.10 of the GE Energy Pension Plan, then his Grandfathered Plan Benefit with respect to such form of distribution shall be the portion attributable to his accrued benefit as of December 31, 2004 as determined above and based on the methodology set forth in Section IX.10 of the GE Energy Pension Plan for converting benefits to this form of distribution.
(l)Grandfathered Specified Employee - Grandfathered Specified Employee means a Specified Employee determined as of December 31, 2008 who had a non-forfeitable interest hereunder as of December 31, 2004.

(m)Non-Grandfathered Plan Benefit - Non-Grandfathered Plan Benefit means all of the Supplementary Pension payable under this Plan except for the Grandfathered Plan Benefit.

(n)Officers - Officers shall mean the Chairman of the Board, the Vice Chairmen, the President, the Vice Presidents (including Group Vice Presidents and Senior Vice Presidents), Officer Equivalents and such other Employees as the Benefits Administrative Committee may designate.

(o)Pension Benefit Service - Pension Benefit Service shall have the same meaning herein as in the GE Energy Pension Plan except that for periods before January 1, 1976, the term Credited Service as a full-time Employee shall also include all Service credited under the GE Energy Pension Plan to such Employee for any period during which he was a full-time Employee for purposes of such GE Energy Pension Plan.
Pension Benefit Service shall also include:
(1)any period of service with the Company or an Affiliate as the Benefits Administrative Committee may otherwise provide by rules and regulations issued with respect to this Plan, and,
(2)any period of service with another employer as may be approved from time to time by the Benefits Administrative Committee but only to the extent that any conditions specified in such approval have been met.
No Employee shall be credited with Pension Benefit Service for purposes of Part I of the Plan for any periods of employment after December 31, 2020. An Employee’s Pension Benefit Service that is reinstated after December 31, 2020, for purposes of the GE Energy Pension Plan pursuant to Section XXI.3.a (Eligibility for Reinstatement) of such plan shall be reinstated for purposes of this Plan only if such Employee has been continuously in the Service of the Company or an Affiliate from January 1, 2021, until the date of such reinstatement.
(p)Pension Qualification Service - Pension Qualification Service shall have the same meaning herein as in the GE Energy Pension Plan except that for periods before January 1, 1976 the term Credited Service used in determining such Pension Qualification Service shall mean only Service for which an Employee is credited with a past service annuity or a future service annuity under the GE Energy Pension Plan (plus his first year of Service where such year is recognized as additional Credited Service under that Plan), except as the Benefits Administrative Committee may otherwise provide by rules and regulations issued with respect to this Plan. Pension Qualification Service that is credited to an Employee under the GE Energy Pension Plan after December 31, 2020, including service with an Affiliate that is credited as Pension Qualification Service under Section XVI.2 (Transfer to and from Non-Participating Companies) of the GE Energy Pension Plan, will continue to be credited as Pension Qualification Service under this Plan; provided, however, that an Employee who leaves the Service of the Company and all Affiliates at any time and is subsequently rehired by the Company or an Affiliate on or after January 1, 2021:

(1)will not have any Pension Qualification Service attributable to any earlier period of employment with the Company or an Affiliate reinstated, regardless of whether such Pension Qualification Service is reinstated under Section XXI.3.a (Eligibility for Reinstatement) or any other provision of the GE Energy Pension Plan;
(2)will not be credited with any Pension Qualification Service attributable to service with an Affiliate that does not participate in this Plan, regardless of whether such service is credited as Pension Qualification Service under Section XVI.2 (Transfer to and from Non-Participating Companies) or any other provision of the GE Energy Pension Plan; and
(3)will not be credited with Pension Qualification Service for purposes of this Plan with respect to the Employee’s period of reemployment.
(q)Release - Release means a release and waiver of claims which may include, among other things and where legally permissible, confidentiality,

cooperation, non-competition, non-solicitation and/or non-disparagement requirements.

(r)Separation from Service - Separation from Service means an Employee’s termination of employment with the Company and all Affiliates (defined for purposes of this Plan as any company or business entity in which the Sponsor has a 50% or more interest whether or not a participating employer in the Plan); provided that, Separation from Service for purposes of the Plan shall be interpreted consistent with the requirements of Section 409A and regulations and other guidance issued thereunder. For purposes of clarity, any references in this Plan to Service in the context of determining the time or form of benefits will not extend beyond an Employee’s Separation from Service. For the avoidance of doubt, the spinoffs of GE HealthCare and GE Vernova from the General Electric Company shall not be treated as a Separation from Service.

(s)Service of the Company or an Affiliate - An Employee is in the “Service of the Company or an Affiliate” if the Employee is employed by the Company or an Affiliate or has terminated employment with the Company and all Affiliates but has not had his protected service (also referred to as “continuous service”) terminated under established Company procedures. An Employee who “leaves the Service of the Company and all Affiliates” terminates employment with the Company and all Affiliates and has his protected (or continuous) service terminated under established Company procedures.

(t)Service with the Company - An Employee is in “Service with the Company” if the Employee is employed by the Company or has terminated employment with the Company but has not had his protected service (also referred to as “continuous service”) terminated under established Company procedures.

(u)Specified Employee - Specified Employee means a specified employee as described in the Company’s Procedures for Determining Specified Employees under Code Section 409A, as amended from time to time.

All other terms used in this Plan which are defined in the GE Energy Pension Plan shall have the same meanings herein as therein, unless otherwise expressly provided in this Plan.
Section III.Amount of Supplementary Pension at or After Normal Retirement
(a)The annual Supplementary Pension payable to an eligible Employee who retires on or after his normal retirement date within the meaning of the GE Energy Pension Plan shall be equal to the excess, if any, of the Employee’s Annual Retirement Income, over the sum of:

(1)the Employee’s Annual Pension Payable under the GE Energy Pension Plan;
(2)½ of the Employee’s Annual Estimated Social Security Benefit;

(3)the Employee’s annual excess benefit, if any, payable under the GE Energy Excess Benefit Plan and/or any successor thereto; and
(4)The Employee’s annual benefit, if any, payable under the GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan and/or any successor thereto.
Such Supplementary Pension shall be subject to the limitations specified in Section IX. An eligible Employee who did not retire hereunder before January 1, 2021, must additionally remain continuously in the Service of the Company or an Affiliate from January 1, 2021, until retirement on or after his normal retirement date within the meaning of the GE Energy Pension Plan in order to receive a Supplementary Pension computed under this Section III(a).
(b)The Supplementary Pension of an Employee who continues in the Service of the Company or an Affiliate after his normal retirement date shall not commence before his actual retirement date following Separation from Service, regardless of whether such Employee has attained age 70-½ and commenced receiving his pension under the GE Energy Pension Plan.

(c)Consistent with established Company procedures, if an eligible Employee commences his Supplementary Pension at the time set forth in Section X(a) but remains in protected service for other purposes, his initial Supplementary Pension Plan benefit shall be based on his service credits earned up to the commencement date of his Supplementary Pension Plan benefit. Following the eligible Employee’s break in protected service, the dollar amount (but not the time or form of distribution) of the eligible Employee’s Supplementary Pension Plan benefit shall be adjusted consistent with such procedures to take into account any additional service credits the eligible Employee may have earned under the GE Energy Pension Plan and any related offsets. For periods on and after January 1, 2021, “service credits” described in this Section III(c) shall not include Pension Benefit Service, which shall not be credited under Part I of this Plan to any Employee after December 31, 2020.

(d)For the avoidance of doubt, an individual who is not eligible for a benefit under the GE Energy Pension Plan shall not be eligible for a Supplementary Pension, and benefits under this Plan shall be determined consistently with the intent not to duplicate benefits that are payable from another plan.

Section IV.Amount of Supplementary Pension at Optional or Disability Retirement
(a)The annual Supplementary Pension payable to an eligible Employee who, following attainment of age 60, retires hereunder on an optional retirement date within the meaning of Section V.1. of the GE Energy Pension Plan shall be computed in the manner provided by Section III(a) (for an Employee retiring on his normal retirement date) but taking into account only Pension Benefit Service and Average Annual Compensation to the

earlier of the actual date of optional retirement or December 31, 2020. Such Supplementary Pension shall be subject to the limitations specified in Section IX. In the event such Employee is a New Plan Participant on the date of his termination of Service, such Supplementary Pension, as so limited, shall be reduced to reflect commencement before his normal retirement date by applying the methodology provided under Section V.3. of the GE Energy Pension Plan. Consistent with the foregoing, such reduction shall equal 5/12% for each month from the first month following such Employee’s Separation from Service to his normal retirement date. Said reduction shall not be imposed, however, in the event such Employee’s Separation from Service occurs on or after the Employee’s (1) attainment of at least age 62 and (2) completion of at least 25 years of Pension Qualification Service. An eligible Employee who did not retire hereunder before January 1, 2021, must additionally remain continuously in the Service of the Company or an Affiliate from January 1, 2021, until retirement on an optional retirement date within the meaning of Section V.1 of the GE Energy Pension Plan in order to receive a Supplementary Pension computed under this Section IV(a).

(b)The annual Supplementary Pension payable to an eligible Employee who retires on a Disability Pension under Section VII of the GE Energy Pension Plan and who qualifies as disabled by receiving income replacement benefits under a Company plan for a period of not less than three months and otherwise meeting the requirements under Treasury regulation section 1.409A-3(i)(4) and regulations and other guidance issued thereunder shall first be computed in the manner provided by Section III(a) (for an Employee retiring on his normal retirement date) taking into account only Pension Benefit Service and Average Annual Compensation to the earlier of the actual date of disability retirement or December 31, 2020. Such Supplementary Pension shall be subject to the limitations specified in Section IX. In the event the Employee is a New Plan Participant, such Supplementary Pension, as so limited, shall be reduced by 25% consistent with the methodology provided under Section VII.3. of the GE Energy Pension Plan to reflect commencement before the Employee’s earliest optional retirement age. An eligible Employee who did not retire hereunder before January 1, 2021, must additionally remain continuously in the Service of the Company or an Affiliate from January 1, 2021, until retirement on a Disability Pension under Section VII of the GE Energy Pension Plan in order to receive a Supplementary Pension computed under this Section IV(b).
If the Disability Pension payable to the Employee under the GE Energy Pension Plan is discontinued thereunder as a result of the cessation of the Employee’s disability prior to the attainment of age 60, the Supplementary Pension provided under this Section IV(b) shall be forfeited and the Employee shall only be eligible for a Supplementary Pension to the extent he separately qualifies under another provision set forth herein.
Section V.Special Benefit Protection for Certain Employees
(a)A former Employee whose Service with the Company is terminated on or after June 27, 1988, before attainment of age 60 and after completion of

25 or more years of Pension Qualification Service who does not withdraw his contributions from the GE Energy Pension Plan before retirement and who meets one of the following conditions shall be eligible for a Supplementary Pension under this Plan commencing at the time set forth in Section X.(a). An eligible Employee who did not meet such requirements before January 1, 2021, must additionally remain continuously in the Service of the Company or an Affiliate from January 1, 2021, until meeting one of the following conditions to be eligible for a Supplementary Pension under this Plan.

(1)The Employee’s Service is terminated because of a Plant Closing.
(2)The Employee’s Service is terminated for transfer to a Successor Employer. The conditions of this paragraph (2) shall not be satisfied, however, if the transferred Employee retires under the GE Energy Pension Plan before July 1, 2000 and prior to the later of (A) his termination of service with the Successor Employer and (B the first of the month following attainment of age 60. For the avoidance of doubt, this Section V(a) shall not apply if all Plan liabilities with respect to the Employee are transferred to a spin-off plan maintained by such Successor Employer or an affiliate thereof.
(3)The Employee’s Service terminated after one year on layoff with protected service.
Effective July 1, 1994 and regardless of whether the Employee terminated Service on, before or after such date, for purposes of this Section V(a) and any other provision of this Plan, a former Employee will be deemed to have withdrawn his contributions from the GE Energy Pension Plan at such time the payment of benefits attributable to such contributions commences, regardless of whether such contributions are paid in the form of a lump sum or an annuity.
(b)The Supplementary Pension, if any, for Employees who meet the conditions in Section V(a) shall be calculated in accordance with the provisions of Section IV(a) (other than the requirement to remain continuously in the Service of the Company or an Affiliate from January 1, 2021, until retirement), including the imposition of the reduction described therein to reflect a commencement date occurring before normal retirement date in the case of Employees who are New Plan Participants on the date of their termination of Service. For purposes of making this calculation, the Employee’s: (1) Pension Benefit Service to the earlier of the Service termination date or December 31, 2020, shall be considered; (2) Average Annual Compensation shall be based on the last 120 completed months before the earlier of such Service termination date or December 31, 2020; and (3) Annual Estimated Social Security Benefit shall be determined as though the Employee’s retirement date was the earlier of such Service termination date or December 31, 2020.

(c)No Supplementary Pension shall be payable to any former Employee who elects to accelerate the commencement of his pension under the GE

Energy Pension Plan under Section XI.4.b(iii) therein, nor shall any death or survivor benefits be payable hereunder with respect to such an Employee.

(d)In the event a former Employee whose Service with the Company was terminated under circumstances entitling him to a benefit pursuant to this Section V is reemployed, such Employee will retain a non-forfeitable interest in a benefit equal to the amount payable under this provision attributable to such Employee’s first period of service (with the calculation of any offsets determined in accordance with established administrative practices and based upon assumptions in effect as of such Employee’s first termination date). The same principle shall apply in determining the non-forfeitable interest hereunder of similarly-situated Employees with less than 25 years of Pension Qualification Service who, as a result of Company or Benefits Administrative Committee action, attained a non-forfeitable interest in their Supplementary Pension upon transfer to a successor employer and are subsequently re-employed by the Company.

(e)In the event General Electric Company announces its intention to dispose of a predominant share of the businesses of General Electric Capital Corporation and its subsidiaries, Employees of any such GE Capital operations to be disposed of or discontinued in connection with such action will be eligible for Special Benefit Protection treatment as described in this Section V by meeting the conditions for such treatment set forth in this Section V, except that they will only be required to have completed at least 10 years (instead of 25 years) of Pension Qualification Service as of their termination because of a Plant Closing, transfer to Successor Employer or layoff after one year on protected service. This paragraph (e) shall not apply to an Employee who terminates Service for any other reason, or is assigned to (or offered employment with) any continuing operation of the Company or any Affiliate (including a continuing GE Capital operation). This paragraph (e) also shall not apply unless the Employee executes a Release on such terms and in such manner as the Company may require in its absolute discretion. Notwithstanding the foregoing, the Benefits Administrative Committee may in its absolute discretion prescribe such additional conditions and other rules as it deems necessary or advisable in applying this paragraph (e), including the designation of groups of employees who shall and shall not be eligible for this Special Benefit Protection treatment.
This paragraph (e) is intended to serve as a special retention arrangement in connection with General Electric Company’s announcement to dispose of a predominant share of the businesses of General Electric Capital Corporation and its subsidiaries. This paragraph (e) shall not apply to any employee who terminates service prior to such an announcement or is on protected service at the time of such announcement, except as otherwise provided by the Benefits Administrative Committee in its absolute discretion.
(f)Employees of the General Electric Company (“GE”) corporate division who are laid off as a result of the November 9, 2021 announcement to restructure into three industry leading public companies focused on aviation, healthcare and energy (the “Transition”) will be eligible for Special Benefit Protection treatment described in this Section V by meeting the conditions for such treatment set forth in this Section V, except that the service eligibility requirement will be met if they have completed at least 10 years (instead of 25 years) of Pension Qualification Service as of their Separation from Service, or would have completed at least 10 years of Pension Qualification Service by December 31, 2023. This paragraph (f) shall not apply to an Employee who (i) is laid off from any other business or division of GE, (ii) is laid off from the corporate division of GE for any other reason, (iii) is assigned to (or offered employment with) any continuing operation of the Company or any Affiliate or their successor entities or (iv) as of March 1, 2022, is an executive officer and Senior Vice President or above of GE. This paragraph (f) also shall not apply unless the Employee executes a Release on such terms and in such manner as the Company may require in its absolute discretion. Notwithstanding the foregoing, the Benefits Administrative Committee may in its absolute discretion prescribe such additional conditions and other rules as it deems necessary or advisable in applying this paragraph (f), including the designation of groups of employees who shall and shall not be eligible for this Special Benefit Protection treatment.
Notwithstanding the foregoing and any provision of this Plan to the contrary, if the employment of an Employee who vests in a Supplementary Pension pursuant to this paragraph (f) is terminated for Cause or if the Benefits Administrative Committee determines in its sole discretion that such Employee has engaged in conduct that (i) constitutes a breach of the Release, (ii) results in (or has the potential to cause) material harm financially, reputationally, or otherwise to the Company or an Affiliate or their successor entities or (iii) occurred prior to the Employee’s Separation from Service and would give rise to a termination for Cause (regardless of whether such conduct is discovered before, during or after the Employee’s Separation from Service), the Employee shall forfeit the Employee’s right to any unpaid Supplementary Pension under this Plan and may be required to repay any Supplementary Pension amounts previously paid under the Plan to the extent recovery is permitted by law. The remedy under this subsection (f) is not exclusive and shall not limit any right of the Company or any Affiliate under applicable law, including (but not limited to) a remedy under (i) Section 10D of the Securities Exchange Act of 1934, as amended, (ii) any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which shares of the Company may be traded, and/or (iii) any Company policy adopted with respect to compensation recoupment.
Section VI.Survivor Benefits
If a survivor benefit applies with respect to an Employee’s Supplementary Pension pursuant to Section X below, his Supplementary Pension shall be reduced in the same manner as the pension payable under the GE Energy Pension Plan is reduced under such circumstances in accordance with the principles of Section IX of the GE Energy Pension Plan.

Section VII.Payments Upon Death
If an eligible Employee dies in active Service or following retirement on a Supplementary Pension, or if a former Employee entitled to a Supplementary Pension pursuant to Section V dies prior to such retirement, (1) the principles of Section X of the GE Energy Pension Plan (disregarding any references therein to Employee contributions) shall apply to determine whether a death benefit is payable to the beneficiary or Surviving Spouse of such Employee under this Supplementary Pension Plan, and (2) any such death benefit shall be computed and paid in accordance with such principles, based on the Supplementary Pension payable under this Plan; provided, however, that:
(a)with respect to any pre-retirement death benefit attributable to Non-Grandfathered Plan Benefits where a Surviving Spouse otherwise would have a choice to receive such benefit as an annuity in accordance with the principles of Section X.9 of the GE Energy Pension Plan (Preretirement Spouse Benefit) or as a lump sum in accordance with the principles of either Section X.2 (Five Year Certain (Death After Optional Retirement Age)) or Section X.3 (Five Year Certain (Death After 15 Years Pension Qualification Service)) of the GE Energy Pension Plan, the lump sum value of such benefit under each applicable paragraph shall be determined (in the case of the Preretirement Spouse Benefit, based on the actuarial assumptions described in paragraph 3 of Section XV of the GE Energy Pension Plan), and then the Surviving Spouse shall receive whichever resulting lump sum value is larger as of the first day of the month following the Employee’s death. For purposes of clarity, such Surviving Spouse shall not be eligible to receive an annuity in the form of the Preretirement Spouse Benefit under the principles of Section X.9 of the GE Energy Pension Plan;

(b)with respect to any post-retirement death benefit attributable to Non-Grandfathered Plan Benefits under the principles of Section X.11 of the GE Energy Pension Plan (Five Year Certain (No Survivor Benefit)), the calculation of the lump sum shall be determined without making any discount to present value. Consistent with the foregoing, such lump sum shall equal the excess of (1) 5 times the Employee’s Supplementary Pension payable as a single life annuity over (2) the total payments under this Plan to the Employee; and

(c)no pre-retirement death benefit shall be payable under this Section VII to an Employee who dies in active Service while reemployed after the Employee left the Service of the Company and all Affiliates, if the Employee left the Service of the Company and all Affiliates: (1) on or after January 1, 2021, and (2) before becoming entitled to a Supplementary Pension under this Part I of the Plan.

Section VIII.Employees Retired Before July 1, 1973
[Reserved-See Section VIII of this Plan prior to this reservation.]

Section IX.Limitation on Benefits
(a)Notwithstanding any provision of this Plan to the contrary, if the sum of:

(1)the Supplementary Pension otherwise payable to an Employee hereunder;
(2)the Employee’s Annual Pension Payable under the GE Energy Pension Plan;
(3)100% of the Annual Estimated Social Security Benefit but before any adjustment for less than 35 years of Pension Benefit Service;
(4)the Employee’s annual excess benefit, if any, payable under the GE Energy Excess Benefit Plan and/or any successor thereto; and
(5)The Employee’s annual benefit, if any, payable under the GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan and/or any successor thereto;
exceeds 60% of his Average Annual Compensation (with such Supplementary Pension and the amounts set forth in (2), (4) and (5) above determined before imposition of any applicable reduction factor or adjustment for optional or disability retirement, a survivor benefit or otherwise), such Supplementary Pension (as so determined) shall be reduced by the amount of the excess. Any further reductions or adjustments prescribed herein, including those applicable to Employees who are New Plan Participants on the date of their termination of Service, shall be applied against such reduced Supplementary Pension.
(b)Notwithstanding any provision in this Plan (other than Section XIV(e)) to the contrary, the amount of Supplementary Pension and any death or survivor benefit payable to or on behalf of any Employee who is or was an Officer shall be determined in accordance with such general rules and regulations as may be adopted by the Benefits Administrative Committee, subject to the limitation that any such Supplementary Pension or death benefit may not exceed the amount which would be payable hereunder in the absence of such rules and regulations.

Section X.Payment of Supplementary Pension Benefits
(a)Time and Form of Payment. This Section governs the time and form of payment of the Supplementary Pension on and after the retirement of an eligible Employee. See Section VII above for certain additional rules regarding Payments on Death.

(1)General Provisions. Supplementary Pensions shall be payable in monthly installments, each equal to 1/12th of the annual amount determined under the applicable Section. In addition, the provisions of the GE Energy Pension Plan with respect to the following shall apply to amounts payable under this Plan:
(A)The date of the last payment of any Supplementary Pension.
(B)Treatment of amounts payable to a missing person.
In no event shall the accelerated payment option of Section XI.4.b(iii) of the GE Energy Pension Plan apply with respect to this Plan.
(2)Grandfathered Plan Benefits. Payment of Supplementary Pensions provided for herein which are attributable to Grandfathered Plan Benefits shall be in the same form and commence as of the same date as distribution is made pursuant to the Participant’s election under the GE Energy Pension Plan (subject to the special rule in Section III(b) of this Plan for Employees over age 70-½).
(3)Non-Grandfathered Plan Benefits.
(A)Time of Payment.
(i)Except as provided in paragraph (ii) below (relating to disability pensions), all payments of Non-Grandfathered Plan Benefits shall commence on the first day of the month after the Employee’s Separation from Service or the Employee’s attainment of age 60, if later; provided, however, that if an Employee is a Specified Employee, payment of any Non-Grandfathered Plan Benefit shall not be made within the first six months following the Employee’s Separation from Service. In the event distribution to a Specified Employee is so delayed, payment of the Non-Grandfathered Plan Benefit shall begin on the first day of the seventh month following Separation from Service and the first such payment shall be increased to reflect the missed payments (with interest accumulated in accordance with Benefits Administrative Committee procedures).
(ii)Payment of Supplementary Pensions attributable to disability as provided for in Section IV(b) shall commence on the first day of the month after the Employee’s Separation from Service; provided, however, that the Employee shall forfeit any payments attributable to months prior to the first date on which a Disability Pension is actually paid under Section VII of the GE Energy Pension Plan. For this purpose, any retroactive payments that may be made under the GE Energy Pension Plan shall be disregarded and no corresponding retroactive payments shall be made hereunder.
(B)Form of Payment. Unless an Employee makes an effective election pursuant to paragraph (B)(i) below, such benefits shall be paid as a 50% Survivor Benefit in accordance with the principles of Section IX.1 and other provisions of the GE Energy Pension Plan applicable thereto (for Employees who are married at the time their Supplementary Pension begins) or as a single life annuity in accordance with the principles of Section XV, X.11 and other provisions of the GE Energy Pension Plan applicable thereto (for Employees who are not married at the time their Supplementary Pension begins); provided, however, that:
(i)As an alternative to the normal distribution forms set forth in this paragraph (B), a married Employee may elect to receive all payments of Non-Grandfathered Plan Benefits as a single life annuity as described above, a 100% Alternative Survivor Benefit in accordance with the principles of Section IX.3 and other provisions of the GE Energy Pension Plan applicable thereto, or a 75% Alternative Survivor Benefit in accordance with the principles of Section IX.10 and other provisions of the GE Energy Pension Plan applicable thereto. In the case of a disability pension payable under Section IV(b) above, however, the 100% Alternative Survivor Benefit shall not be available. An election under this paragraph may not be made more than 60 days following the date as of which payment is otherwise to commence in accordance with paragraph (3)(A) above. For purposes of clarity, if an Employee is a Specified Employee for whom the Non-Grandfathered Plan Benefit is delayed in accordance with paragraph (3)(A)(i) above, an election under this paragraph may be made anytime within the first six months following the Employee’s Separation from Service. If such Specified Employee dies during the six-month delay, the Specified Employee will be treated as if he retired before death, without regard to such delay, and commenced receiving his benefit either in accordance with his actual election under this paragraph as to the form of distribution, or in accordance the rules in paragraph (3)(B) above if no such election was made before death.
(ii)Regardless of the initial form of payment for Non-Grandfathered Plan Benefits, the revocation feature provided in Section IX.8 of the GE Energy Pension Plan shall not apply to Non-Grandfathered Plan Benefits.

(b)Impact of Reemployment. If an Employee is reemployed by the Company or an Affiliate, the following provisions shall apply with respect to the determination of the Employee’s Supplementary Pension:

(1)Grandfathered Plan Benefits. If the Employee’s pension under the GE Energy Pension Plan is suspended or may not commence for any month in accordance with the re-employment provisions of that plan, the Employee’s Supplementary Pension attributable to Grandfathered Plan Benefits that would otherwise be payable during such re-employment shall be forfeited under this Plan. For this purpose, any addition to the Employee’s Supplementary Pension which he may earn hereunder following such re-employment shall not cause such Grandfathered Plan Benefits to be reclassified as Non-Grandfathered Plan Benefits. Upon the Employee’s subsequent Separation from Service, the Employee’s original distribution election, if any, with respect to such original Grandfathered Plan Benefits shall be disregarded and such original Grandfathered Plan Benefit (adjusted for any additional accrual or reduction) will be paid in accordance with the terms of the Plan in effect at the time of such subsequent Separation from Service applicable to Non-Grandfathered Plan Benefits. If such subsequent Separation from Service is by reason of death, any survivor or death benefits attributable to such original Grandfathered Plan Benefits (as so adjusted) will be determined in accordance with this Plan’s pre-retirement death and survivor benefit provisions then applicable to Non-Grandfathered Plan Benefits. The preceding two sentences shall not apply to Grandfathered Specified Employees.
(2)Non-Grandfathered Plan Benefits. If the Employee is rehired after having commenced receiving his Supplementary Pension, and in accordance with the terms of the GE Energy Pension Plan, the Employee would have had his pension therefrom suspended upon such re-employment, the Employee shall forfeit any benefits from this Plan attributable to his Non-Grandfathered Plan Benefit that would otherwise be payable during such re-employment. Upon the Employee’s subsequent Separation from Service:
(A)If the Employee’s Non-Grandfathered Plan Benefit is the same or has decreased, then:
(i)the Non-Grandfathered Plan Benefit earned during the first period of employment will resume immediately in the same form of distribution and with the same conversion and reduction factors that applied to the original distribution of such benefit;
(ii)if such original distribution form was a 50% Survivor Benefit, 75% Alternative Survivor Benefit or 100% Alternative Survivor Benefit, any survivor benefits will be payable only if the Surviving Spouse was married to the Participant at the time of his original retirement; and

(iii)such benefit will be reduced, as necessary, if the Employee’s Non-Grandfathered Plan Benefit decreases as a result of his second period of employment.
If such subsequent Separation from Service is by reason of death, then any death or survivor benefits attributable to Non-Grandfathered Plan Benefits will be based on such original form of distribution with payment commencing on the first of the month following death. Survivor benefits will be payable only if the Surviving Spouse was married to the Employee at the time of his original retirement and is otherwise eligible to receive payments hereunder.
(B)If the Non-Grandfathered Plan Benefit payable upon such subsequent Separation from Service has increased as a result of the Employee’s second period of employment, then the above provisions set forth in paragraph (2)(A) will govern the Non-Grandfathered Plan Benefit earned during the first period of employment (as applicable), and the following will apply to any additional Non-Grandfathered Plan Benefit:
(i)the additional benefit amount shall be distributed separately commencing on the first of the month following such subsequent Separation from Service based upon the Employee’s age, marital status and the otherwise applicable Plan terms at that time and any new distribution election made by the Employee in accordance with Section X(a)(3) above, and
(ii)if such subsequent Separation from Service is by reason of death, any survivor or death benefits attributable to such additional Non-Grandfathered Plan Benefit will be determined separately in accordance with this Plan’s pre-retirement death and survivor benefit provisions.
(3)If an Employee is rehired under circumstances where he previously accrued a non-forfeitable interest in his Non-Grandfathered Plan Benefit but had not commenced receiving such benefit prior to his reemployment, the following shall apply:
(A)Such Employee shall forfeit the dollar amount of any Plan Benefits that would otherwise be paid while re-employed. However, such Employee will continue to retain an interest in the Plan (herein referred to as his “retained interest”) equal to the original non-forfeitable amount, as determined in accordance with Section V(d) above.

(B)Such retained interest and any additional Non-Grandfathered Plan Benefit to which the Employee is entitled shall be payable following the Employee’s subsequent Separation from Service at the time and in the manner provided in Section X(a)(3). If the Employee dies before retirement, any survivor or death benefits attributable to such retained interest will be determined in accordance with this Plan’s pre-retirement death and survivor benefit provisions.
(C)If the Employee continues in service after attaining age 60, the Employee’s retained interest shall commence after his subsequent Separation from Service at the time and in the manner provided in Section X(a)(3) and shall be calculated using reduction and conversion factors applicable to an age 60 commencement (but based on the spouse at actual retirement, if any).
(c)Beneficiary and Spousal Consent. An Employee’s beneficiary for the purposes of this Plan shall be the beneficiary designated by him under the GE Energy Pension Plan, except in those instances where a separate beneficiary designation is in effect under this Plan. The provisions of the GE Energy Pension Plan with respect to the designation or selection of a beneficiary shall apply to the designation or selection of a beneficiary under this Plan. For purposes of clarity, the requirement in the GE Energy Pension Plan for a Spouse’s Consent to the designation or selection of a beneficiary, or the election of alternative distribution forms hereunder, shall apply under this Plan. Notwithstanding the foregoing, in the case of Non-Grandfathered Plan Benefits, any elections governing beneficiaries made in accordance with Section VII(b) of this Plan, as restated July 1, 1991, or subsequent actions of the Company related thereto, shall continue to apply. No such elections, however, shall direct a different time or form of payment of Non-Grandfathered Plan Benefits from the time and form of payment prescribed under this Plan, nor shall any Employee who did not make such an election before this restatement be permitted to submit such an election.

(d)With respect to Non-Grandfathered Plan Benefits, any provision of this Section X or other provision of this Plan that refers to the time or form of benefits under the GE Energy Pension Plan shall be deemed to be a reference to the terms of the GE Energy Pension Plan in effect on December 31, 2008.

(e)The Company shall be entitled to withhold all applicable withholding taxes, including, but not limited to, federal income taxes, Federal Insurance Contributions Act (“FICA”) taxes, and state income taxes, from an Employee’s Supplementary Pension. The actuarially determined present value of an Employee’s Supplementary Pension is required by law to be subject to FICA taxation (Social Security tax, Medicare tax, and if applicable, additional Medicare tax) on the date on which the present value of the Employee’s Supplementary Pension becomes reasonably ascertainable (generally, the date on which the Employee makes an effective election as to the form of payment). As a condition of participation in the Plan, the Employee shall be required to make arrangements to satisfy the required FICA tax withholding, including being required to remit to the Company the amount necessary to satisfy his or her withholding requirements. The Company shall have the power and the right to withhold the amount necessary to satisfy an Employee’s FICA tax obligation from the amount payable under the Plan or to establish other means to satisfy such obligation, including, to the extent permitted by law, the Company’s payment of any required tax on the Employee’s behalf subject to repayment by the Employee, as specified under a policy adopted by the Benefits Administrative Committee.

Section XI.Administration
(a)This Plan shall be administered by the Benefits Administrative Committee, which shall have authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve in its sole and absolute discretion any and all questions or claims, including interpretations of this Plan, as may arise in connection with this Plan.

(b)In the administration of this Plan, the Benefits Administrative Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may also serve as counsel to the Company. The Benefits Administrative Committee may also delegate to other persons or other entities any or all of its authority, responsibilities, obligations and duties with respect to the Plan in accordance with the charter for the Benefits Administrative Committee. If the Company, Benefits Administrative Committee, or other plan fiduciary (an “Advisee”) engages attorneys, accountants, actuaries, consultants, and other service providers (an “Advisor”) to advise them on issues related to a Plan or the Advisee’s responsibilities under the Plan:
(1)The Advisor’s client is the Advisee and not any employee, participant, dependent, beneficiary, claimant, or other person;
(2)The Advisee will be entitled to preserve the attorney-client privilege and any other privilege accorded to communications with the Advisor, and all other rights to maintain confidentiality, to the full extent permitted by law; and
(3)No employee, participant, dependent, beneficiary, claimant or other person will be permitted to review any communication between the Advisee and any of its or his Advisors with respect to whom a privilege applies, unless mandated by a court order.
(c)The decision or action of the Benefits Administrative Committee in respect of any question arising out of or in connection with the administration, interpretation and application of this Plan and the rules and regulations hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan or making any claim hereunder.

(d)The provisions of this Section XI(d) shall apply to any claim for a benefit under the Plan, regardless of the basis asserted for the claim and regardless of when the act or omission upon which the claim is based occurred. Any such claim shall be addressed through the claims and appeals process described in the handbook summary for this Plan, and no such claim may be filed in court, arbitration, or similar proceeding before the claimant has exhausted that process. Such process is intended to comply with Section 503 of ERISA and shall be administered and interpreted in a manner consistent with such intent.
The claims administrator shall be the Benefits Administrative Committee or its designee or delegate.
(e)Limitations Period.

(1)Any claim (A) for benefits; (B) to enforce rights under the Plan; or (C) otherwise seeking a remedy or judgment of any kind against the Plan, the Benefits Administrative Committee, the Company, or an Affiliate must be filed within the limitations period prescribed by this Section XI(e) (and subsequent to exhaustion as described in Section XI(d)).
(2)The limitations period shall begin on the following date:
(A)For a claim for benefits, the earliest of: (i) the date the first benefit payment was actually made or allegedly due, or (ii) the date the Plan, the Benefits Administrative Committee, the Company, or an Affiliate first repudiated the alleged obligation to provide such benefits, regardless of whether such repudiation occurred during administrative review pursuant to Section XI(d). A repudiation described in clause (ii) may be made in the form of a direct communication to the employee or a more general oral or written communication related to benefits payable under the Plan (for example, a summary of the Plan or an amendment to the Plan);
(B)For a claim to enforce an alleged right under the Plan (other than a right to benefits), the date the Plan first denied the request made on behalf of the employee to exercise such right, regardless of whether such denial occurred during administrative review pursuant to Section XI(d); or
(C)For any claim otherwise seeking a remedy or judgment of any kind against the Plan, the Benefits Administrative Committee, the Company, or an Affiliate, the earliest date on which the employee knew or should have known of the material facts on which such claim or action is based, regardless of whether the employee was aware of the legal theory underlying the claim.
(3)The limitations period shall end on the first anniversary of the beginning date described in Section XI(e)(2); provided, however, that if a request for administrative review pursuant to Section XI(d)

is pending at such time, the limitations period shall be extended to end on the date that is 60 days after the final denial of such claim on administrative review.
(4)The limitations period described in this Section XI(e) replaces and supersedes any limitations period that otherwise might be deemed applicable under state or federal law in the absence of this Section XI(e). A claim filed after the expiration of the limitations period shall be deemed time-barred, except that the Benefits Administrative Committee shall have discretion to extend the limitations period upon a showing of exceptional circumstances that, in the opinion of the Benefits Administrative Committee, provide good cause for an extension. The exercise of this discretion is committed solely to the Benefits Administrative Committee and is not subject to review.
(5)In the event of any claim brought by or on behalf of two or more employees, the requirements of this Section Xl(e) shall apply separately with respect to each employee.
Section XII.Termination, Suspension or Amendment
The Sponsor may, in its sole discretion, terminate, suspend or amend this Plan at any time or from time to time, in whole or in part through action taken by the Chief Executive Officer, Chief Financial Officer, or Chief People Officer of GE Vernova Inc., acting individually or collectively. However, no such termination, suspension or amendment shall adversely affect (a) the benefits of any Employee who retired under the Plan prior to the date of such termination, suspension or amendment or (b) the right of any then current Employee to receive upon retirement, or of his or her Surviving Spouse or beneficiary to receive upon such Employee’s death, the amount as a Supplementary Pension or death benefit, as the case may be, to which such person would have been entitled under this Plan computed to the date of such termination, suspension or amendment, taking into account the Employee’s Pension Benefit Service and Average Annual Compensation calculated as of the date of such termination, suspension or amendment. Any amendment or termination shall comply with the restrictions of Section 409A of the Code to the extent applicable. No amendment or termination of the Plan may accelerate a scheduled payment of Non-Grandfathered Plan Benefits, nor may any amendment or termination permit a subsequent deferral of Non-Grandfathered Plan Benefits. Subject to the other requirements of this Section XII, if the Sponsor or the Benefits Administrative Committee determines that any provision of the Plan is or might be inconsistent with the restrictions imposed by Section 409A of the Code, such provision shall be deemed to be amended to the extent that the Sponsor or the Benefits Administrative Committee determines is necessary to bring it into compliance with Section 409A of the Code. Any such deemed amendment shall be effective as of the earliest date such amendment is necessary under Section 409A of the Code.
Section XIII.Adjustments in Supplementary Pension Following Retirement

(a)Effective January 1, 1975, the amount of Supplementary Pension then payable to any Employee who retired before January 1, 1975 shall be reduced by the amount of any increase which becomes effective January 1, 1975 in the Pension payable under the GE Energy Pension Plan to such Employee.

(b)If the Pension payable under the GE Energy Pension Plan to any Employee is increased following his retirement which increase becomes effective after January 1, 1975, the amount of the Supplementary Pension thereafter payable to such Employee under this Supplementary Pension Plan shall be determined by the Board of Directors.

(c)Effective November 1, 1977, if the benefit payable to a pensioner or Surviving Spouse under the GE Energy Pension Plan is increased in accordance with paragraphs 25 (a), (b) or (c) of Section XIV of that Plan, the Supplementary Pension or death benefit, if any, payable under this Plan to such pensioner or Surviving Spouse on and after November 1, 1977 shall be increased by the same percentage. Any such increase shall not be reduced by the percentage limitations specified in Section IX.

(d)Effective May 1, 1979, if the benefit payable to a pensioner or Surviving Spouse under the GE Energy Pension Plan is increased by a percentage in accordance with paragraphs 26 (a), (b) or (c) of Section XIV of that Plan, or would have been increased by a percentage in accordance with such paragraphs except for the fact that such pensioner or Surviving Spouse received a lump-sum settlement under the GE Energy Pension Plan, the Supplementary Pension or death benefit, if any, payable under this Plan to such pensioner or Surviving Spouse on and after May 1, 1979 shall be increased by the same percentage. Any such increase shall not be reduced by the percentage limitations specified in Section IX.

(e)If the Pension benefit or Service credits under the GE Energy Pension Plan are increased for a retired employee in accordance with paragraph 27 or 28 of Section XIV of that Plan, or in accordance with the opportunity made available under that Plan effective January 1, 1980 to make up Employee contributions plus interest for periods during which the Employee was otherwise eligible but failed to participate because of late enrollment or voluntary suspension, the Supplementary Pension payable to the Employee under this Plan shall be recalculated to take any such increase into account. For this purpose, Section III of this Plan as amended effective July 1, 1979 shall apply. Any change in the Employee’s Supplementary Pension shall take effect on the same date as the corresponding change under the GE Energy Pension Plan.

(f)Effective February 1, 1981, if the benefit payable to a pensioner or Surviving Spouse under the GE Energy Pension Plan is increased by a percentage in accordance with paragraphs 29 (a), (b) or (c) of Section XIV of that Plan, or would have been increased by a percentage in accordance with such paragraphs except for the fact that such pensioner or Surviving Spouse received a lump sum settlement under the GE Energy Pension Plan, the Supplementary Pension or death benefit, if any, payable under this Plan to such pensioner or Surviving Spouse on and after February 1,

1981 shall be increased by the same percentage. Any such increase shall not be reduced by the percentage limitations specified in Section IX.

(g)Effective January 1, 1983, if the benefit payable to a pensioner under the GE Energy Pension Plan is increased in accordance with paragraph 30 of Section XIV of that Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding change under the GE Energy Pension Plan.

(h)Effective December 1, 1984, if the benefit payable to a pensioner or Surviving Spouse under the GE Energy Pension Plan is increased by a percentage in accordance with paragraph 32 (a), (b) or (c) of Section XIV of that Plan, or would have been increased by a percentage in accordance with such paragraphs except for the fact that such pensioner or Surviving Spouse received a lump-sum settlement under the GE Energy Pension Plan, the Supplementary Pension or death benefit, if any, payable under this Plan to such pensioner or Surviving Spouse on and after December 1, 1984, shall be increased by the same percentage. Any such increase shall not be reduced by the percentage limitations specified in Section IX.

(i)Effective July 1, 1985, if the benefit payable to a pensioner under the GE Energy Pension Plan is increased in accordance with paragraph 34 of Section XIV of that Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding change under the GE Energy Pension Plan.

(j)Effective January 1, 1988, if the benefit payable to a pensioner or Surviving Spouse under the GE Energy Pension Plan is increased by a percentage in accordance with paragraph 35 of Section XIV of that Plan, or would have been increased by a percentage in accordance with such paragraph except for the fact that such pensioner or Surviving Spouse received a lump sum settlement under the GE Energy Pension Plan, the Supplementary Pension or death benefit, if any, payable under this Plan to such pensioner or Surviving Spouse on and after January 1, 1988 shall be increased by the same percentage. Any such increase shall not be reduced by the percentage limitations specified in Section IX.

(k)Effective July 1, 1988, if the benefit payable to a pensioner under the GE Energy Pension Plan or the GE Energy Excess Benefit Plan is increased as a result of paragraph 36 of Section XIV of the GE Energy Pension Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding increase under the GE Energy Pension Plan or GE Energy Excess Benefit Plan.

(l)Effective July 1, 1991, if the benefit payable to a pensioner or Surviving Spouse under the GE Energy Pension Plan is increased by a percentage in accordance with paragraph 37 of Section XIV of that Plan, or would have been increased by a percentage in accordance with such paragraph except for the fact that such pensioner or Surviving Spouse received a lump sum settlement under the GE Energy Pension Plan, the Supplementary Pension or death benefit, if any, payable under this Plan to such pensioner or Surviving Spouse on and after January 1, 1991 shall be increased by the same percentage. Any such increase shall not be reduced by the percentage limitations specified in Section IX.

(m)Effective December 1, 1991, if the benefit payable to a pensioner under the GE Energy Pension Plan, the GE Energy Excess Benefit Plan or GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan is increased as a result of paragraph 38 of Section XIV of the GE Energy Pension Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding increase under the GE Energy Pension Plan, GE Energy Excess Benefit Plan or GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan.

(n)Effective December 1, 1994, if the benefit payable to a pensioner under the GE Energy Pension Plan, the GE Energy Excess Benefit Plan or the GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan is increased as a result of paragraph 39 of Section XIV of the GE Energy Pension Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding increase under the GE Energy Pension Plan, GE Energy Excess Benefit Plan or GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan.

(o)Effective November 1, 1996, if the benefit payable under the GE Energy Pension Plan or the GE Energy Excess Benefit Plan is increased as a result of paragraph 47, 48 or 49 of Section XIV of the GE Energy Pension Plan, said increase shall be disregarded for purposes of calculating the amount payable under this Plan.

(p)Effective December 1, 1997, if the benefit payable to a pensioner under the GE Energy Pension Plan, the GE Energy Excess Benefit Plan or the GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan is increased as a result of paragraph 51 of Section XIV of the GE Energy Pension Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding increase under the GE Energy Pension Plan, GE Energy Excess Benefit Plan or GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan.

(q)Effective May 1, 2000, if the benefit payable under the GE Energy Pension Plan or the GE Energy Excess Benefit Plan is increased as a result of paragraph 54, 55 or 56 of Section XIV of the GE Energy Pension Plan, said increase shall be disregarded for purposes of calculating the amount payable under this Plan.

(r)Effective December 1, 2000, if the benefit payable to a pensioner under the GE Energy Pension Plan, the GE Energy Excess Benefit Plan or the GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan is increased as a result of paragraph 58 of Section XIV of the GE Energy Pension Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding increase under the GE Energy Pension Plan, GE Energy Excess Benefit Plan or GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan.

(s)Effective December 1, 2003, if the benefit payable to a pensioner under the GE Energy Pension Plan, the GE Energy Excess Benefit Plan or the GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan is increased as a result of paragraph 67 of Section XIV of the GE Energy Pension Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding increase under the GE Energy Pension Plan, GE Energy Excess Benefit Plan or GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan.

(t)Effective December 1, 2007, if the benefit payable to a pensioner under the GE Energy Pension Plan, the GE Energy Excess Benefit Plan or the GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan is increased as a result of paragraph 70 of Section XIV of the GE Energy Pension Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding increase under the GE Energy Pension Plan, GE Energy Excess Benefit Plan or GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan.

(u)Effective December 1, 2011, if the benefit payable to a pensioner under the GE Energy Pension Plan, the GE Energy Excess Benefit Plan or the GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan is increased as a result of paragraph 73 of Section XIV of the GE Energy Pension Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding increase under the GE Energy Pension Plan, GE Energy Excess Benefit Plan or GE Energy

Executive Special Early Retirement Option and Plant Closing Retirement Option Plan.

(v)Effective November 1, 2015, if the benefit payable to a pensioner under the GE Energy Pension Plan, the GE Energy Excess Benefit Plan or the GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan is increased as a result of paragraph 75 of Section XIV of the GE Energy Pension Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding increase under the GE Energy Pension Plan, GE Energy Excess Benefit Plan or GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan.

(w)Effective November 1, 2019, if the benefit payable to a pensioner under the GE Energy Pension Plan, the GE Energy Excess Benefit Plan or the GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan is increased as a result of paragraph 78 of Section XIV of the GE Energy Pension Plan, the Supplementary Pension payable to the pensioner under this Plan shall be recalculated to take any such increase into account. Any change in the Supplementary Pension shall take effect on the same date as the corresponding increase under the GE Energy Pension Plan, GE Energy Excess Benefit Plan or GE Energy Executive Special Early Retirement Option and Plant Closing Retirement Option Plan.

Section XIV.General Conditions
(a)No interest of an Employee, retired employee (whether retired before or after July 1, 1973), Surviving Spouse or beneficiary under this Plan and no benefit payable hereunder shall be assigned as security for a loan, and any such purported assignment shall be null, void and of no effect, nor shall any such interest or any such benefit be subject in any manner, either voluntarily or involuntarily, to anticipation, sale, transfer, assignment or encumbrance by or through an Employee, retired employee, Surviving Spouse or beneficiary. If any attempt is made to alienate, pledge or charge any such interest or any such benefit for any debt, liabilities in tort or contract, or otherwise, of any Employee, retired employee, Surviving Spouse, or beneficiary, contrary to the prohibitions of the preceding sentence, then the Benefits Administrative Committee in its discretion may suspend or forfeit the interests of such person and during the period of such suspension, or in case of forfeiture, the Benefits Administrative Committee shall hold such interest for the benefit of, or shall make the benefit payments to which such person would otherwise be entitled (in the same time and form) to the designated beneficiary or to some member of such Employee’s, retired employee’s, Surviving Spouse’s or beneficiary’s family to be selected in the discretion of the Benefits Administrative Committee. Similarly, in cases of misconduct, incapacity or disability, the Benefits Administrative Committee, in its sole discretion, may make payments (in the same time and form) to some member of the family of any of the foregoing to be selected by it or to whomsoever it may determine is best fitted to receive or administer such payments.

(b)In connection with an allowance granted under the GE Energy Retirement for the Good of the Company Program, and in accordance with the terms of that program, the Sponsor, in its discretion, may decide to provide an Employee with a non-forfeitable interest in all or a portion of his Supplementary Pension under this Plan.

(c)No Employee and no other person shall have any legal or equitable rights or interest in this Plan that are not expressly granted in this Plan. Participation in this Plan does not give any person any right to be retained in the Service of his employer. The right and power of the Company to dismiss or discharge any Employee is expressly reserved.

(d)Except to the extent that the same are governed by the federal law (including Section 409A of the Code), the law of the State of New York shall govern the construction and administration of this Plan.

(e)The rights under this Plan of an Employee who leaves the Service of the Company at any time and the rights of anyone entitled to receive any payments under the Plan by reason of the death of such Employee, shall be governed by the provisions of the Plan in effect on the date such Employee leaves the Service of the Company, except as otherwise specifically provided in this Plan; provided, however, that with respect to Non-Grandfathered Plan Benefits:

(1)Any Employee who left the Service of the Company on or after January 1, 2005 and prior to January 1, 2009 and commenced receipt of such benefits before January 1, 2009 shall not be eligible to select the revocation feature provided in Section IX.8 of the GE Energy Pension Plan.
(2)Any Employee who left the Service of the Company on or after January 1, 2005 and prior to January 1, 2009 and did not commence receipt of such benefits before January 1, 2009 (or anyone entitled to receive any payments under the Plan by reason of the death of such Employee who did not commence receipt of such payments before January 1, 2009) shall have the time and form of payment of such benefits determined under the terms contained herein.
(f)Benefits provided under this Plan are unfunded and unsecured obligations of the Company payable from its general assets. Nothing contained in this Plan shall require the Company to segregate any monies from its general funds, to create any trust or other funding vehicle, to make any special deposits, or to purchase any policies of insurance with respect to such obligations. If the Company elects to take any such action, such assets, investments and the proceeds therefrom shall at all times remain the sole property of the Company and subject to its creditors. No other individual shall have any economic interest or similar rights under the Plan or any ownership rights in such assets, investments or proceeds, whether by reason of being a named insured or otherwise.

This Plan is intended to comply with Section 409A of the Code with respect to amounts accrued after December 31, 2004 and amounts that were accrued but forfeitable on that date. In addition, if an Employee accrues benefits hereunder on or after January 1, 2005, the Plan is intended to comply with the requirements of Section 409A of the Code with respect to all of such Employee’s benefits hereunder; provided, however, that in the case of Grandfathered Specified Employees, the requirements of Section 409A of the Code shall only apply for amounts accrued in excess of Grandfathered Plan Benefits.
The Plan shall be administered and interpreted in a manner consistent with such intent; provided, however, that nothing in this Plan shall be interpreted or construed to transfer any liability for any tax (including a tax or penalty due as a result of a failure to comply with Section 409A of the Code) from any Employee or an Employee’s spouse, beneficiary, or estate to any other individual or entity. Any payment under the Plan that is subject to Section 409A of the Code and that is contingent on a termination of employment is contingent on a Separation from Service.

Part II: Executive Retirement Installment Benefits
(closed to new participants)
As described in the Introduction (and subject to the rules thereof), this Part II of the Plan is closed effective January 1, 2021, and an Employee shall be eligible to participate under this Part II only if the Employee was eligible for and participating under Part I or Part II of the Plan on December 31, 2020 (and shall actually receive a benefit under this Part II only if the Employee meets all the other applicable requirements therefor). An Employee will be considered to be eligible for and participating under Part I of the Plan and will be eligible to participate under this Part II of the Plan on and after January 1, 2021, only if, on December 31, 2020, the Employee: (A) was assigned to the GE executive or higher career band; (B) was employed by the Company; and (C) was enrolled in the GE Energy Pension Plan (i.e., had not waived or suspended participation in the GE Energy Pension Plan). An Employee who was previously eligible for Part II of the Plan will not accrue future Benefit Service under Part II of the Plan if, on December 31, 2020, the Employee: (A) was not assigned to the GE executive or higher career band or (B) was not employed by the Company.
Section XV.     Eligibility for Executive Retirement Installment Benefits

(a)An Employee shall be eligible to participate in this Plan under this Part II if he is:

(1)an Excluded Employee or Ineligible Employee under the GE Energy Pension Plan who was assigned to the GE executive or higher career band before January 1, 2021, and has been continuously so assigned since such date;
(2)an Employee who has been continuously assigned to the Sponsor’s executive or higher career band since January 1, 2021, and whose first day of work for the Company while so assigned was on or after January 1, 2011, and before January 1, 2021;
(3)an Employee who, before January 1, 2021, was assigned to the GE executive or higher career band and who has been continuously so assigned since such date and is employed by (i) an Affiliate that elected to participate in the GE Vernova Retirement Savings Plan prior to January 1, 2011 as part of a benefits program which provided neither employer-subsidized post-retirement medical coverage under the GE Vernova Life Disability and Medical Plan nor participation in the GE Energy Pension Plan for all of its employees, or the segment of its employees in which such Employee is included; or (ii) an Affiliate that elects to participate in the GE Vernova Retirement Savings Plan on or after January 1, 2011 as part of a benefits program which provides neither participation in the GE Energy Pension Plan nor designation of Retirement Contribution Participant status under the GE Vernova Retirement Savings Plan for all of its employees, or the segment of its employees in which such Employee is included, but in all cases, only to the extent such Affiliate elects to participate in this Part II, and such election is accepted by the Benefits Administrative Committee; or
(4)an Employee who has been continuously assigned to the Sponsor’s executive or higher career band since January 1, 2021, and who was eligible for and participating under Part I of the Plan on December 31, 2020.
(b)Notwithstanding (a), in the event liabilities and assets under the GE Energy Pension Plan attributable to an Employee have been transferred to a plan maintained by Martin Marietta Corporation (including successors) or to any other employer which is not an Affiliate, service performed by the Employee prior to such transfer shall be disregarded in determining (1) whether such Employee participated in this Plan on or before December 31, 2010 and (2) whether his first day of work for the Company while assigned to the Sponsor’s executive or higher career band is on or after January 1, 2011. Consistent with the foregoing, if after disregarding such service, an Employee is deemed not to have participated in the Plan on or before December 31, 2010, and his first day of work for the Company while assigned to the Sponsor’s executive or higher career band is deemed to be on or after January 1, 2011, this Part II (and not Part I) shall apply to such Employee.

(c)Further notwithstanding (a), any Executive Retirement Installment Benefit shall be contingent upon the Employee signing, not revoking, and complying with the terms of a Release. Such Release must be in a form acceptable to the Sponsor, executed by the deadline established by the Sponsor (which shall be no later than 45 days following the date of the Employee’s Termination Date), and not revoked.

(d)An Employee who was eligible to participate under this Part II of the Plan and who, before becoming entitled to a benefit under this Part II of the Plan, left the Service of the Company and all Affiliates shall not, during any period of reemployment with the Company that commences on or after January 1, 2021, again become eligible for an Executive Retirement Installment Benefit under this Part II of the Plan or accrue a new benefit under the Plan.

(e)An Employee who was eligible to participate in this Plan on January 1, 2021, but who has ceased to be eligible for the Plan as described in (a) solely as a result of no longer being assigned to the Sponsor’s executive or higher career band on or after January 1, 2021, shall not earn any additional benefits under the Plan for any periods beginning on or after January 1, 2021, during which such Employee is again assigned to the Sponsor’s executive or higher career band. Such an Employee is, however, eligible to receive the Executive Retirement Installment Benefit the Employee has accrued if the Employee meets the requirements of Section XVI, XVII, XVIII, or XX of the Plan, even if the Employee is not assigned to the Sponsor’s executive or higher career band as of the date he meets the applicable requirements of such Section.

Section XVI.     Executive Retirement Installment Benefits

(a)An Executive Retirement Installment Benefit shall be payable to an eligible Employee (i) who has been continuously in the Service of the Company or an Affiliate since January 1, 2021 (with respect to an Employee whose Termination Date is after December 31, 2020), and (ii) whose Termination Date is on or after his 65th birthday equal to the sum of the following three amounts (if any):

(1)10% multiplied by his Benefit Service as a participating Employee while assigned to the Sponsor’s executive career band multiplied by his Average Annual Compensation.
(2)14% multiplied by his Benefit Service as a participating Employee while (i) assigned to the Sponsor’s senior executive career band, with respect to Benefit Service before January 1, 2022, (ii) an Executive Director or Senior Executive Director, with respect to Benefit Service after December 31, 2021 and on or before December 31, 2024, and (iii) Executive Director or Vice President (band level 1), with respect to Benefit Service after December 31, 2024, multiplied by his Average Annual Compensation.
(3)18% multiplied by his Benefit Service as a participating Employee while (i) a Sponsor officer, with respect to Benefit Service before January 1, 2022, (ii) a Vice President, Group Vice President, or Senior Vice President (and above), with respect to Benefit Service after December 31, 2021 and on or before December 31, 2024, and (iii) a Vice President (band levels 2-5 or higher), Executive Vice President, or Chief Executive Officer, with respect to Benefit Service after December 31, 2024, multiplied by his Average Annual Compensation.
Notwithstanding the foregoing paragraph, the accrual rate (i.e., the percentage prescribed in Section XVI(a)(1), (a)(2) or (a)(3) above) that is applied to determine a Senior Executive Director’s Executive Retirement Installment Benefit pursuant to this Section XVI(a) shall not increase on or after December 31, 2024, solely because the Senior Executive Director’s band level is changed to Vice President band level 1.

(b)A reduced Executive Retirement Installment Benefit shall be payable to an eligible Employee (i) who has been continuously in the Service of the Company or an Affiliate since January 1, 2021 (with respect to an Employee whose Termination Date is after December 31, 2020), and (ii) whose Termination Date is before his 65th birthday, but who terminates Service with the Company on or after his 60th birthday, equal to:

(1)for a Termination Date on or after an Employee’s 60th birthday, the amount calculated under subsection (a), reduced by 5/12% for each month from the day payments commence under Section XIX (Time and Form of Payment) to Normal Commencement Date, up to a maximum reduction of 25%; or

(2)for a Separation from Service before the Employee’s 60th birthday in the case of an Employee who nevertheless qualifies for an Executive Retirement Installment Benefit by remaining in Service with the Company until his 60th birthday, 75% of the amount calculated under subsection (a).
(c)In all cases (subject to Section XXI(h)), Executive Retirement Installment Benefits shall only take into account Compensation as of the Termination Date, even if an Employee remains in Service with the Company thereafter or has a Separation from Service thereafter. Similarly, Executive Retirement Installment Benefits shall only take into account Benefit Service as of the date of termination of Service with the Company.

(d)An Executive Retirement Installment Benefit shall not be payable with respect to an Employee who terminates Service with the Company before his 60th birthday, except as specifically provided in Sections XVII (Disability Retirement), XVIII (Special Benefit Protection) and XX (Payments Upon Death), or except as may otherwise be provided by virtue of an exercise of Company discretion under Section XIV(b) or an exercise of Company discretion in the case of an Employee with less than 25 years of Eligibility Service who transfers to a successor employer.

(e)The terms “Sponsor’s executive career band,” “Sponsor’s senior executive career band”, “Sponsor officer”, “Executive Director”, “Senior Executive Director”, “Vice President”, “Group Vice President”, “Senior Vice President,” “Executive Vice President,” and “Chief Executive Officer” refer to those classifications as determined for purposes of this Part II by the Sponsor in its sole discretion, and not any Affiliate. Consistent with the foregoing, an Employee must be so determined to be an officer of the Sponsor and not an Affiliate to be eligible for the accrual rate described in paragraph (a)(3).

(f)For purposes of this Part II, an Employee who has a Separation from Service shall only be treated as remaining in Service with the Company while he is on protected service in accordance with established Company procedures.

Section XVII. Disability Retirement

(a)An Executive Retirement Installment Benefit shall be payable to an eligible Employee (i) who has been continuously in the Service of the Company or an Affiliate since January 1, 2021 (with respect to an Employee whose Termination Date is after December 31, 2020), and (ii) who prior to his 60th birthday:

(1)either retires on a Disability Pension under Section VII of the GE Energy Pension Plan or, if he has not accrued a benefit under the GE Energy Pension Plan, would qualify to so retire if he had accrued such a benefit, but in such a case using Eligibility Service when applying the 15 years of service requirement in Section VII of the GE Energy Pension Plan; and

(2)qualifies as disabled by receiving income replacement benefits under a Company plan for a period of not less than three months and otherwise meeting the requirements under Treasury regulation section 1.409A-3(i)(4) and regulations and other guidance issued thereunder.
(b)The amount of an Executive Retirement Installment Benefit under subsection (a) shall equal 75% of the amount calculated under Section XVI(a), taking into account only Benefit Service and Compensation as of the Termination Date (subject to Section XXI(h)).

Section XVII. Special Benefit Protection

(a)An Executive Retirement Installment Benefit shall be payable to a former eligible Employee (i) who has been continuously in the Service of the Company or an Affiliate since January 1, 2021 (with respect to an Employee whose Termination Date is after December 31, 2020), (ii) who terminates Service with the Company before his 60th birthday and after completion of 25 or more years of Eligibility Service (or is credited with 25 or more years of Eligibility Service as a result of Company or Benefits Administrative Committee action in connection with Section XVIII(a)(2) below), and (iii) who meets one of the following conditions:

(1)The Employee’s Service is terminated because of a Plant Closing.
(2)The Employee’s Service is terminated for transfer to a Successor Employer. For the avoidance of doubt, this Section XVIII(a) shall not apply to any Employee if all Plan liabilities with respect to the Employee are transferred to a spin-off plan maintained by such Successor Employer or an affiliate thereof.
(3)The Employee’s Service is terminated after one year on layoff with protected service.
(b)The amount of an Executive Retirement Installment Benefit under subsection (a) shall equal 75% of the amount calculated under Section XVI(a), taking into account only Compensation as of the Termination Date (subject to Section XXI(h)) and Benefit Service as of the date of termination of Service with the Company.

(c)In the event General Electric Company announces its intention to dispose of a predominant share of the businesses of General Electric Capital Corporation and its subsidiaries, Employees of any such GE Capital operations to be disposed of or discontinued in connection with such action will be eligible for Special Benefit Protection treatment as described in this Section XVIII by meeting the conditions for such treatment set forth in this Section XVIII, except that they will only be required to have completed at least 10 years (instead of 25 years) of Pension Qualification Service as of their termination because of a Plant Closing, transfer to Successor Employer or layoff after one year on protected service. This paragraph (c) shall not apply to an Employee who terminates Service for any other reason, or is assigned to (or offered employment with) any continuing operation of the Company or any Affiliate (including a continuing GE Capital operation). This paragraph (c) also shall not apply unless the Employee executes a release of liability and claims on such terms and in such manner as the Company may require in its absolute discretion. Notwithstanding the foregoing, the Benefits Administrative Committee may in its absolute discretion prescribe such additional conditions and other rules as it deems necessary or advisable in applying this paragraph (c), including the designation of groups of employees who shall and shall not be eligible for this Special Benefit Protection treatment.
This paragraph (c) is intended to serve as a special retention arrangement in connection with General Electric Company’s announcement to dispose of a predominant share of the businesses of General Electric Capital Corporation and its subsidiaries. This paragraph (c) shall not apply to any employee who terminates service prior to such an announcement or is on protected service at the time of such announcement, except as otherwise provided by the Benefits Administrative Committee in its absolute discretion.
(d)Employees of the General Electric Company (“GE”) corporate division who are laid off as a result of the November 9, 2021 announcement to restructure into three industry leading public companies focused on aviation, healthcare and energy (the “Transition”) will be eligible for Special Benefit Protection treatment described in this Section XVIII by meeting the conditions for such treatment set forth in this Section XVIII, except that the service eligibility requirement will be met if they have completed at least 10 years (instead of 25 years) of Eligibility Service as of their Separation from Service, or would have completed at least 10 years of Eligibility Service by December 31, 2023. This paragraph (d) shall not apply to an Employee who (i) is laid off from any other business or division of GE Aerospace, (ii) is laid off from the corporate division of GE Aerospace for any other reason, (iii) is assigned to (or offered employment with) any continuing operation of the Company or any Affiliate or their successor entities or (iv) as of March 1, 2022, is an executive officer and Senior Vice President or above of GE Aerospace. This paragraph (d) also shall not apply unless the Employee executes a Release on such terms and in such manner as the Company may require in its absolute discretion and in accordance with Section XV(c). Notwithstanding the foregoing, the Benefits Administrative Committee may in its absolute discretion prescribe such additional conditions and other rules as it deems necessary or advisable in applying this paragraph (d), including the designation of groups of employees who shall and shall not be eligible for this Special Benefit Protection treatment.

Section XIX. Time and Form of Payment

(a)Executive Retirement Installment Benefits shall be paid in 10 annual installments, each of which shall equal the amount calculated under Section XVI, XVII or XVIII, as applicable, divided by 10.

(b)The first annual installment of an Executive Retirement Installment Benefit described in subsection (a) shall be paid as of the first day of the month following the later of (1) three completed calendar months after Separation from Service (or six completed calendar months after Separation from Service in the case of a Specified Employee), or (2) the Employee’s 60th birthday. Notwithstanding the foregoing, in the case of payments made under Section XVII (Disability Retirement), the first annual installment of an Executive Retirement Installment benefit shall be paid as of the first day of the month following six completed calendar months after Separation from Service. The remaining nine annual installments shall be paid as of the anniversary of the date set forth above.

(c)No interest shall be earned or paid with respect to any Executive Retirement Installment Benefits, including any payments upon death under Section XX.

(d)The Company shall be entitled to withhold all applicable withholding taxes, including, but not limited to, federal income taxes, Federal Insurance Contributions Act (“FICA”) taxes, and state income taxes, from an Employee’s Executive Retirement Installment Benefit. The present value of an Employee’s Executive Retirement Installment Benefit is required by law to be subject to FICA taxation (Social Security tax, Medicare tax, and if applicable, additional Medicare tax) on the date on which the present value of the Employee’s Executive Retirement Installment Benefit becomes reasonably ascertainable. As a condition of participation in the Plan, the Employee shall be required to make arrangements to satisfy the required FICA tax withholding, including being required to remit to the Company the amount necessary to satisfy his or her withholding requirements. The Company shall have the power and the right to withhold the amount necessary to satisfy an Employee’s FICA tax obligation from the amount payable under the Plan or to establish other means to satisfy such obligation, including, to the extent permitted by law, the Company’s payment of any required tax on the Employee’s behalf subject to repayment by the Employee, as specified under a policy adopted by the Benefits Administrative Committee.

(e)Notwithstanding any provision of this Plan to the contrary, if an Employee’s employment is terminated for Cause or if the Benefits Administrative Committee determines in its sole discretion that an Employee has engaged in conduct that (i) constitutes a breach of the Release, (ii) results in (or has the potential to cause) material harm financially, reputationally, or otherwise to the Company or an Affiliate or (iii) occurred prior to the Employee’s Separation from Service and would give rise to a termination for Cause (regardless of whether such conduct is discovered before, during or after the Employee’s Separation From Service), the Employee shall forfeit the Employee’s right to any unpaid Executive Retirement Installment Benefit under this Plan and may be required to repay any amounts previously paid under the Plan to the extent recovery is permitted by law.

The remedy under this subsection (e) is not exclusive and shall not limit any right of the Company or any Affiliate under applicable law, including

(but not limited to) a remedy under (i) Section 10D of the Securities Exchange Act of 1934, as amended, (ii) any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which shares of the Company may be traded, and/or (iii) any company policy adopted with respect to compensation recoupment.
Section XX. Payments Upon Death

(a)If death occurs after installments of an Executive Retirement Installment Benefit have commenced under Section XIX(b), but before all 10 annual installments have been paid, the remaining installments shall continue to be paid to the Employee’s designated beneficiary as of the yearly anniversary specified in Section XIX(b).

(b)If an eligible Employee who has been continuously in the Service of the Company or an Affiliate since January 1, 2021 (with respect to an Employee who dies after December 31, 2020), dies while in Service with the Company and before installments of an Executive Retirement Installment benefit have commenced under Section XIX(b), a death benefit shall be paid to his designated beneficiary under this Section XX(b), and not any other provision of this Part, equal to:

(1)if death occurs on or after the Employees 65th birthday, the amount calculated under section XVI(a);
(2)if death occurs after the Employee’s 60th birthday but before his 65th birthday, the amount calculated under Section XVI(a), reduced by 5/12% for each month from the day payments commence (as described below) to what would have been the Employee’s Normal Commencement Date; or
(3)if death occurs on or before the Employee’s 60th birthday, 75% of the amount calculated under Section XVI(a).
Death benefits under this Section XX(b) shall take into account only Benefit Service and Compensation as of death (or the Termination Date, if earlier). Such death benefits shall be paid in 10 equal annual installments (the amount determined under paragraph (1), (2) or (3) as applicable, divided by 10). The first annual installment shall be paid as of the first day of the month following three completed calendar months after death. The remaining nine annual installments shall be paid as of the anniversary of the date in the preceding sentence.
(c)If a former eligible Employee who is not in Service with the Company dies after satisfying all requirements hereunder to become entitled to receive an Executive Retirement Installment Benefit, but before payment of such benefit begins under Section XIX(b), a death benefit shall be paid to his designated beneficiary at the same time, in the same form (10 annual installments) and in the same amount as if the former Employee had survived and his benefit had commenced as scheduled.

(d)The designated beneficiary is the beneficiary or beneficiaries designated by the Employee on a beneficiary designation form properly filed by the Employee in accordance with established administrative procedures, or if there is no such designated beneficiary, the Employee’s estate. Employees may name and change beneficiaries without the consent of any person.

Section XXI. Impact of Reemployment and Other Status Changes

(a)An Executive Retirement Installment Benefit that has commenced shall not stop, and the form of payment shall not be altered, upon reemployment.

(b)If an Employee is reemployed after becoming entitled to an Executive Retirement Installment Benefit but before payment of such benefit has begun, payment shall commence and be made as if the Employee had not been reemployed.

(c)An Employee who is reemployed by the Company on or after January 1, 2021, after becoming entitled to or after commencing an Executive Retirement Installment Benefit shall not be eligible for any benefits under the Plan with respect to the Employee’s period of reemployment, and the amount of the Executive Retirement Installment Benefit to which such Employee was entitled prior to reemployment shall not change as a result of the Employee’s reemployment.

(d)In the case of reemployment by the Company before January 1, 2021, any post-reemployment benefit:

(1)shall be subject to the principles of this Part II as if it were a separate benefit; but
(2)shall be calculated by subtracting (i) any benefit payable for the period prior to such reemployment from (ii) any benefit determined as of the subsequent Termination Date and payable as of the subsequent Separation from Service, taking into account for purposes of this clause (ii) all Benefit Service and Compensation (including pre-reemployment Benefit Service and Compensation) as of the subsequent Termination Date.
Consistent with the foregoing, if a post-reemployment benefit is payable consistent with the principles of this Part II, such benefit shall be paid at the time and in the form prescribed by Section XIX (Time and Form of Payment), and the provisions of Section XX (Payments Upon Death) shall apply separately to the post-reemployment benefit, in both cases disregarding how any pre-reemployment benefit is being or has been paid.

(e)If an Employee was eligible for an Executive Retirement Installment Benefit, leaves the Service of the Company and all Affiliates before becoming entitled to such benefit, and is rehired by the Company on or after January 1, 2021, such Employee shall not become entitled to the Executive Retirement Installment Benefit for which the Employee was previously eligible, and such Employee’s prior Benefit Service, Annual Average Compensation, and Eligibility Service shall be forfeited. Such Employee also shall not be eligible for any post-reemployment benefit under the Plan.

(f)If an Employee was eligible for an Executive Retirement Installment Benefit, has a Termination Date before becoming entitled to such benefit, and remains continuously in the Service of the Company or an Affiliate following such Termination Date until the Employee is reemployed by the Company (including reemployment following a transfer to the Company from an Affiliate) on or after January 1, 2021:

(1)such Employee shall have the Eligibility Service, Benefit Service, and Annual Average Compensation that were credited to the Employee as of the Employee’s Termination Date reinstated as of the Employee’s first day of reemployment with the Company;
(2)such Employee shall be credited with Eligibility Service for service with an Affiliate to the extent such service is RSP Service as defined in the GE Vernova Retirement Savings Plan, regardless of whether the Employee is described in subsection (a) of the definition of “Eligibility Service” in Section XXII; and
(3)the Executive Retirement Installment Benefit to which such Employee may become entitled during a period of reemployment with the Company shall be calculated taking into account only the Employee’s Benefit Service and Compensation as of the Employee’s most recent Termination Date preceding the Employee’s first period of reemployment with the Company that begins on or after January 1, 2021.
(g)Principles similar to those in subsections (a) through (f) shall apply if an Employee is reemployed more than once.

(h)Prior to January 1, 2021, if an Employee ceased to be eligible to continue accruing Benefit Service solely because he was no longer assigned to the GE executive or higher career band, his Executive Retirement Installment Benefit was calculated taking into account his Compensation as an Employee attributable to periods after he was no longer so assigned, even though he could earn Benefit Service only during periods while so assigned. Notwithstanding any provision in this Plan to the contrary, the Executive Retirement Installment Benefit of such an Employee who was not assigned to the GE executive or higher career band on December 31, 2020, shall be calculated taking into account only his Compensation as an Employee earned through December 31, 2020, regardless of whether such Employee is again assigned to the GE executive or higher career band on or after January 1, 2021. Further notwithstanding any provision in this Plan to the contrary, the Executive Retirement Installment Benefit of an Employee who ceases to be eligible to continue accruing Benefit Service on or after January 1, 2021, solely because he is no longer assigned to the Sponsor’s executive or higher career band shall be calculated taking into account only his Compensation earned as an Employee prior to such change in career band. An Employee described in this Section XXI(h) who is again assigned to the Sponsor’s executive or higher career band during a period of time beginning on or after January 1, 2021, shall not accrue Benefit Service during such period.

Section XXII. Definitions

The following terms have the following meanings when used in Part II.
Benefit Service – means service as an Employee (including during a bona fide leave of absence) while assigned to the Sponsor’s executive or higher career band and while eligible to participate in either:
(a)the GE Energy Pension Plan; or

(b)the GE Vernova Retirement Savings Plan as either:

(1)a Retirement Contribution Participant; or
(2)otherwise, but only in the case of an Affiliate that has made an applicable election described in Section XV(a)(3) and then only for periods after such election is effective;
provided, however, that Benefit Service shall not include (A) service performed before 2011 or service during any period after an Employee terminates Service with the Company; (B) service performed by an Employee during a period of reemployment with the Company (including reemployment following a transfer to the Company from an Affiliate) that begins on or after January 1, 2021; (C) service performed during a period of time on or after January 1, 2021, by an Employee who ceased to be eligible to continue accruing Benefit Service solely because he was no longer assigned to the Sponsor’s executive or higher career band and who is again assigned to the Sponsor’s executive or higher career band on or after January 1, 2021; or (D) service performed while participating in Part I of the Plan before January 1, 2021.
In addition, Benefit Service for any period in which an Employee works on a part-time schedule of less than 35 hours per week shall be reduced in accordance with established administrative procedures based on the ratio of the Employee’s part-time schedule to full-time schedule.
Notwithstanding the foregoing, Benefit Service shall also include any period of Service with the Company or an Affiliate as the Benefits Administrative Committee may otherwise provide by rules and regulations issued with respect to this Plan; and any period of service with another employer as may be approved from time to time by the

Benefits Administrative Committee but only to the extent that any conditions specified in such approval have been met. Any grant of Benefit Service under the preceding sentence may also specify which accrual rate (the rate prescribed in Section XVI(a)(1), (a)(2) or (a)(3)) applies to such Benefit Service.
The Benefits Administrative Committee may also adopt such rules as it deems necessary for determining an Employee’s Benefit Service, and for determining which accrual rate (the rate prescribed in Section XVI(a)(1), (a)(2) or (a)(3)) applies to such Benefit Service.
Cause – means, as determined in the sole discretion of the Benefits Administrative Committee, an Employee’s:
(i)breach of the Employee Innovation and Proprietary Information Agreement or any other confidentiality, non-solicitation, or non-competition agreement with the Company or an Affiliate or breach of a material term of any other agreement between the Employee and the Company or an Affiliate;

(ii)engagement in conduct that results in, or has the potential to cause, material harm financially, reputationally, or otherwise to the Company or an Affiliate;
(iii)commission of an act of dishonesty, fraud, embezzlement or theft;
(iv)conviction of, or plea of guilty or no contest to, a felony or crime involving moral turpitude; or
(v)failure to comply with the Company’s and all Affiliates’ policies and procedures, including but not limited to The Spirit and Letter.
Company – means:
(i)Company as defined in the GE Energy Pension Plan; and
(ii)any other Affiliate that adopts this Plan on or after January 1, 2011, as approved by the Benefits Administrative Committee (including an Affiliate that has made an applicable election described in Section XV(a)(3)).
Eligibility Service – means:
(i)RSP Service as defined in the GE Vernova Retirement Savings Plan (RSP) for (1) an Employee who is a Retirement Contribution Participant under the RSP, or (2) an Employee of an Affiliate that has made an applicable election described in Section XV(a)(3); and
(ii)Pension Qualification Service as defined in the GE Energy Pension Plan for all other Employees.

For Employees described in subsection (a) of this definition, Eligibility Service also includes periods of protected service credited under established Company procedures, such as in connection with a layoff or permanent disability, that are not credited as RSP Service. An Employee who was previously eligible for but did not become entitled to an Executive Retirement Installment Benefit as of the Employee’s Termination Date, who leaves the Service of the Company and all Affiliates, and who is reemployed with the Company or an Affiliate on or after January 1, 2021, shall not have any prior Eligibility Service reinstated and shall not be credited with or accrue any Eligibility Service during any such period of reemployment.
The Benefits Administrative Committee may adopt such rules as it deems necessary for determining an Employee’s Eligibility Service.
Employee – means Employee as defined in the GE Energy Pension Plan, but substituting the term “Company” as defined in this Section XXII for the term “Company” as used in the definition of Employee in the GE Energy Pension Plan.
Normal Commencement Date – means the first day of the month following three completed calendar months after an Employee’s 65th birthday, except that in the case of a Specified Employee whose benefit has been delayed for six completed calendar months pursuant to Section XIX(b)(1), it means the first day of the month following six completed calendar months after his 65th birthday.
GE Energy Pension Plan – means the GE Energy Pension Plan, as defined in Section II(g).
GE Vernova Retirement Savings Plan – means the GE Vernova Retirement Savings Plan, as amended and renamed from time to time. Prior to April 2, 2024, the GE Vernova Retirement Savings Plan was named the GE Retirement Savings Plan.
Termination Date – means the earlier of the date of an Employee’s Separation from Service or termination of Service with the Company.
Section XXIII. Effect of Certain Plan Provisions

(a)The following provisions of Part I shall not apply to Part II:

Section I, except the penultimate paragraph thereof
Section II(a)
Section II(b)
Section II(c)
Section II(e)
Section II(h)
Section II(i)
Section II(j)

Section II(l)
Section II(m)
Section III(a)
Section III(c)
Section IV
Section V
Section VI
Section VII
Section VIII
Section IX
Section X
Section XIII
(b)The remaining provisions of Part I, or the underlying principles of such provisions, shall apply to Part II. Consistent with the foregoing and without limiting the scope of this subsection (b):

(1)the Board of Directors may, in its sole discretion, terminate, suspend or amend the Executive Retirement Installment Benefit set forth in this Part II consistent with the principles of Section XII in the same manner that the Supplementary Pension Annuity Benefit in Part I may be so terminated, suspended or amended;
(2)the Benefits Administrative Committee shall have the same powers, authority and absolute discretion with respect to the Executive Retirement Installment Benefit in this Part II that it has with respect to the Supplementary Pension Annuity Benefit in Part I consistent with the principles of Section XI; and
(3)the definition of Non-Grandfathered Plan Benefit in Section ll(j) shall include all benefits earned under Part II.
(c)No provisions of Part II shall apply to Part I, except that, as described in the Introduction, the service disregard rule in Section XV(b) shall apply in determining eligibility for Part I.

Appendix A
Transfer of GE Energy Benefits and Liabilities from GE Supplementary Pension Plan

Section I. Allocation of Employees
Effective January 1, 2023 (the “Plan Spin-Off Date”), in anticipation of General Electric Company’s split into three separate companies comprising General Electric Company’s aviation, healthcare and energy businesses, respectively, the Energy Benefit Liabilities (as defined below) were transferred to this Plan (the “Plan Spin-Off”). The Energy Benefit Liabilities are the benefits and liabilities under the GE Supplementary Pension Plan for (i) active employees of GE Vernova, and (ii) most former employees of General Electric Company’s energy business, in each case as determined by General Electric Company in its sole discretion and identified on a list maintained in the records of General Electric Company. (For the avoidance of doubt, with respect to individuals who have accrued GE Pension Plan benefits as of the Plan Spin-Off Date, the Energy Benefit Liabilities are the benefits and liabilities under the GE Supplementary Pension Plan for individuals whose benefits under the GE Pension Plan are transferred as of the Plan Spin-Off Date to the GE Energy Pension Plan.) The participants transferred to this Plan are the “GE Energy Transferees.” No GE Energy Transferee shall have any claims against General Electric Company or any of its affiliates (other than the Sponsor while it is an affiliate of General Electric Company) in respect of benefits under the GE Supplementary Pension Plan or the Plan.
Benefits and liabilities for certain former employees of General Electric Company’s energy business will remain in the GE Aerospace Supplementary Pension Plan, as determined by General Electric Company in its sole discretion and identified on a list maintained in the records of General Electric Company.
Effective immediately prior to the Plan Spin-Off Date, the GE Energy Transferees (including, as applicable, their beneficiaries) shall cease to be participants in the GE Aerospace Supplementary Pension Plan, shall no longer be entitled to any benefit payments from the GE Aerospace Supplementary Pension Plan, and shall no longer have any rights whatsoever under the GE Aerospace Supplementary Pension Plan (even if the GE Energy Transferee is subsequently employed by, or has service with, General Electric Company, operating as GE Aerospace effective April 2, 2024, or the GE Aerospace Affiliates, unless the GE Energy Transferee’s benefit is transferred back to the GE Aerospace Supplementary Pension Plan in accordance with this Appendix A). Effective on the Plan Spin-Off Date, this Plan assumes the Energy Benefit Liabilities as a continuation of the GE Aerospace Supplementary Pension Plan and each GE Energy Transferee is a participant in this Plan. Each GE Energy Transferee’s status under this Plan on the Plan Spin-Off Date shall be the same as the GE Energy Transferee’s status under the GE Aerospace Supplementary Pension Plan immediately prior to the Plan Spin-Off Date. For the avoidance of doubt, (i) each GE Energy Transferee’s service with General Electric Company and the GE Affiliates credited under the GE Aerospace

Supplementary Pension Plan immediately prior to the Plan Spin-Off Date shall be credited under this Plan, and (ii) no GE Energy Transferee shall be treated as incurring a termination of employment, separation from service, vesting, retirement or similar event for purposes of determining the right to a distribution, benefits or any other purpose under this Plan solely as a result of the Plan Spin-Off or the corporate spin-offs of General Electric Company’s healthcare and energy businesses.
Section II. Transfer of Benefits and Liabilities
The Plan Spin-Off shall be effected in accordance with the applicable requirements of this instrument. The accrued benefit of each GE Energy Transferee under the GE Supplementary Pension Plan immediately before the Plan Spin-Off shall become his accrued benefit under this Plan immediately after the Plan Spin-Off.

Following the Plan Spin-Off, the Sponsor and its Affiliates shall have exclusive responsibility for paying benefits under this Plan and for all payment obligations hereunder.

Section III.     Transfers to this Plan after the Plan Spin-Off Date
Following the Plan Spin-Off Date, if an individual with an accrued benefit under the GE Aerospace Supplementary Pension Plan or the GE HealthCare Supplementary Pension Plan (1) transfers employment directly to a GE Affiliate that is part of GE Vernova or (2) is hired by a GE Affiliate that is part of GE Vernova, the benefits and liabilities for such individual shall be transferred from the GE Supplementary Pension Plan or the GE HealthCare Supplementary Pension Plan, as applicable, to this Plan (each such transfer to this Plan, a “Subsequent Plan Spin-Off”). Such Subsequent Plan Spin-Off shall be effective: (i) if the individual does not have a benefit under the GE Aerospace Pension Plan or the GE HealthCare Pension Plan, upon the date of such individual’s transfer of employment or hire, as applicable, or (ii) if the individual has a benefit under the GE Aerospace Pension Plan or the GE HealthCare Pension Plan, the date of the corresponding transfer of such individual’s benefit under such pension plan to the GE Energy Pension Plan (the “Subsequent Spin-Off Date”). (For the avoidance of doubt, no Subsequent Plan Spin-Off shall occur in connection with a transfer of employment if such individual’s former employer is not an Affiliate when the individual becomes employed by his new employer.)

Each Subsequent Plan Spin-Off shall be completed in a manner consistent with Sections I and II of this Appendix A and the individual subject to the Subsequent Plan Spin-Off shall be treated as a “GE Energy Transferee;” provided, however, that the “Plan Spin-Off Date” with respect to such GE Energy Transferee shall be the Subsequent Spin-Off Date.

Immediately after the Subsequent Plan Spin-Off, each GE Energy Transferee included in the Subsequent Plan Spin-Off shall cease to be a participant in the GE Aerospace Supplementary Pension Plan or the GE HealthCare Supplementary Pension Plan, as applicable, and shall become a participant in the Plan. Regardless of whether the Subsequent Spin-Off Date is the same as the date of the change in employment, the GE Energy Transferee’s status under the Plan as of the Subsequent Spin-Off Date shall be the same as if the Subsequent Plan Spin-Off had occurred at the time of the change in employment (preserving the GE Energy Transferee’s status under the GE Aerospace Supplementary Pension Plan or the GE HealthCare Supplementary Pension Plan (as applicable) immediately prior to such change in employment, unless the GE HealthCare Transferee’s new position involves a change in status under the Plan), with service crediting and benefit accrual (as applicable) for periods after the change in employment being determined in accordance with the Plan’s rules for the GE Energy Transferee’s new position.

Section IV.     Transfers from this Plan after the Plan Spin-Off Date
Following the Plan Spin-Off Date, if an individual with an accrued benefit under this Plan (1) transfers employment directly to an Affiliate that is part of GE Aerospace or GE HealthCare or (2) is hired by an Affiliate that is part of GE Aerospace or GE HealthCare, the benefits and liabilities for such individual (each such individual, a “Transferred Participant”) shall be transferred from this Plan to the GE Aerospace Supplementary Pension Plan or the GE HealthCare Supplementary Pension Plan, as applicable (each such transfer from the Plan, a “Reverse Plan Spin-Off”). Such Reverse Plan Spin-Off shall be effective: (i) if the Transferred Participant does not have a benefit under the GE Energy Pension Plan, upon the date of the Transferred Participant’s transfer of employment or hire, as applicable, or (ii) if the Transferred Participant has a benefit under the GE Energy Pension Plan, the date of the corresponding transfer of such Transferred Participant’s benefit under the GE Energy Pension Plan (the “Transfer Date”). (For the avoidance of doubt, no Reverse Plan Spin-Off shall occur in connection with a transfer of employment if such individual’s former employer is not an Affiliate when the individual becomes employed by his new employer.)

If the Reverse Plan Spin-Off occurs after the Transferred Participant’s transfer of employment or hire, such Transferred Participant shall continue to accrue service and benefits (if applicable) for the period until the Reverse Plan Spin-Off (unless the Transferred Participant’s new position involves a change in status under the terms of the GE Aerospace Supplementary Pension Plan or GE HealthCare Supplementary Pension Plan, as applicable), such that the Transferred Participant’s benefit under the GE Aerospace Supplementary Pension Plan or GE HealthCare Supplementary Pension Plan (as applicable) after the Reverse Plan Spin-Off shall be the same as if the Reverse Plan Spin-Off had occurred at the time of the applicable transfer of employment or hire.

Each Reverse Plan Spin-Off shall be effected in accordance with the applicable requirements of this instrument. The accrued benefit of the Transferred Participant under this Plan immediately before the Reverse Plan Spin-Off shall become his accrued benefit under the GE Aerospace Supplementary Pension Plan or the GE HealthCare Supplementary Pension Plan, as applicable, immediately after the Reverse Plan Spin-Off.